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                        MORTGAGE LOAN PURCHASE AGREEMENT

         This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of November 1, 2001, between KeyBank National Association, a national banking association ("KeyBank"), as seller (in such capacity, together with its successors and permitted assigns hereunder, the "Seller"), and Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation ("CSFB Mortgage Securities"), as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the "Purchaser").

                                    RECITALS

         KeyBank desires to sell, assign, transfer, set over and otherwise convey to CSFB Mortgage Securities, without recourse, and CSFB Mortgage Securities desires to purchase, subject to the terms and conditions set forth herein, the multifamily and commercial mortgage loans (collectively, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A, as such schedule may be amended from time to time pursuant to the terms hereof.

         CSFB Mortgage Securities intends to create a trust (the "Trust"), the primary assets of which will be a segregated pool of multifamily and commercial mortgage loans that includes the Mortgage Loans. Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and Moody's Investors Service, Inc. (together, the "Rating Agencies"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing Agreement dated as of November 12, 2001 (the "Pooling and Servicing Agreement"), among CSFB Mortgage Securities as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, as master servicer and special servicer of non-residential cooperative mortgage loans, National Consumer Cooperative Bank, as master servicer and special servicer of residential cooperative mortgage loans, and Wells Fargo Bank Minnesota, N.A., as trustee. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof). It is anticipated that CSFB Mortgage Securities will transfer the Mortgage Loans to the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

         CSFB Mortgage Securities intends to sell certain classes of the Certificates (collectively, the "Publicly Offered Certificates") to Credit Suisse First Boston Corporation ("CSFB Corporation") and the other underwriters named in the Underwriting Agreement (as defined below) (collectively in such capacity, the "Underwriters"), pursuant to an underwriting agreement dated as of November 1, 2001 (the "Underwriting Agreement), between CSFB Mortgage Securities and CSFB Corporation as representative of the Underwriters, and CSFB Mortgage Securities intends to sell certain classes of the remaining Certificates (the "Privately Offered Certificates") to CSFB Corporation, pursuant to a certificate purchase agreement dated as of the date hereof (the "Certificate Purchase Agreement"), between CSFB Mortgage Securities and the CSFB Corporation. The Publicly Offered are more fully described in a prospectus dated October 22, 2001 (the "Basic Prospectus"), and the supplement to the Basic Prospectus dated November 1, 2001 (the "Prospectus Supplement" and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Privately Offered Certificates are more fully described in a confidential offering circular dated

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November 1, 2001 (the "Confidential Offering Circular"), as it may be amended or supplemented at any time hereafter.

         KeyBank will indemnify CSFB Mortgage Securities, CSFB Corporation, the other Underwriters and certain related parties with respect to the disclosure regarding the Mortgage Loans contained in the Prospectus, the Confidential Offering Circular and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement dated as of November 1, 2001 (the "Indemnification Agreement"), among KeyBank, CSFB Mortgage Securities and CSFB Corporation, both as a representative of the Underwriters and as initial purchaser of the Privately Offered Certificates.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

         SECTION 1. Agreement to Purchase. The Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, and the Purchaser agrees to purchase from the Seller, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on November 13, 2001 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the close of business on the respective Due Dates for the Mortgage Loans in November 2001 (individually and collectively, the "Cut-off Date"), the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans on or before the Cut-off Date, whether or not received, of $283,173,402, subject to a variance of plus or minus 5%. The consideration for the Mortgage Loans shall be cash in the amount of 108.8% of such aggregate principal balance of the Mortgage Loans, together with accrued interest on the Mortgage Loans at their respective Net Mortgage Rates from and including November 1, 2001 to but not including the Closing Date, which cash amount the Purchaser shall pay to the Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto.

         SECTION 2. Conveyance of the Mortgage Loans.

         (a) Effective as of the Closing Date, subject only to receipt of the consideration referred to in Section 1 hereof, the Seller does hereby sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, all of the right, title and interest of the Seller in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than scheduled payments of interest and principal due on or before the Cut-off Date), together with all of the right, title and interest of the Seller in and to the proceeds of any related title, hazard or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans.

         (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong to the Seller).

         (c) On or before the Closing Date, the Seller shall, at its expense, subject to Section 18, deliver to and deposit with, or cause to be delivered to and deposited with, the Purchaser or

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its designee the Mortgage File and any Additional Collateral (other than reserve funds and escrow payments) with respect to each Mortgage Loan. In addition, with respect to each Mortgage Loan, as to which any Additional Collateral is in the form of a Letter of Credit as of the Closing Date, the Seller shall cause to be prepared, executed and delivered to the issuer of each such Letter of Credit such notices, assignments and acknowledgments as are required under such Letter of Credit to assign, without recourse, to the Trustee the Seller's rights as the beneficiary thereof and drawing party thereunder. The designated recipient of the items described in the second preceding sentence, and the designated beneficiary under each Letter of Credit referred to in the preceding sentence, shall be the Trustee.

         If the Seller cannot deliver on the Closing Date any original or certified recorded document or original policy of title insurance which is to be delivered as part of the related Mortgage File for any Mortgage Loan solely because the Seller is delayed in making such delivery by reason of the fact that such original or certified recorded document has not been returned by the appropriate recording office or such original policy of title insurance has not yet been issued, then the Seller shall deliver such documents to the Purchaser or its designee, promptly upon the Seller's receipt thereof.

         In addition, the Seller shall, at its expense, deliver to and deposit with, or cause to be delivered to and deposited with, the Purchaser or its designee, on or before the Closing Date, the following items (except to the extent that any of the following items are to be retained by a subservicer that will continue to act on behalf of the Purchaser or its designee): (i) originals or copies of all financial statements, appraisals, environmental/engineering reports, leases, rent rolls (or, in the case of any Mortgage Loans secured by residential cooperative properties, maintenance schedules), third-party underwriting reports, insurance policies, legal opinions, tenant estoppels and any other documents that the Purchaser or its servicing agent reasonably deems necessary to service the subject Mortgage Loan in the possession or under the control of the Seller that relate to the Mortgage Loans and, to the extent they are not required to be a part of a Mortgage File for any Mortgage Loan, originals or copies of all documents, certificates and opinions in the possession or under the control of the Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of the Mortgage Loans (provided that the Seller shall not be required to deliver documents or materials prepared by the Seller or its affiliates solely for internal uses); and (ii) all unapplied reserve funds and escrow payments in the possession or under the control of the Seller that relate to the Mortgage Loans. The designated recipient of the items described in clauses (i) and (ii) of the preceding sentence shall be the applicable Master Servicer.

         Notwithstanding the foregoing, if the Seller is unable to deliver any Letter of Credit constituting Additional Collateral for any Mortgage Loan then the Seller may, in lieu thereof, deliver on behalf of the related Borrower, to be used for the same purposes as such missing Letter of Credit either: (i) a substitute letter of credit substantially comparable to, but in all cases in the same amount and with the same draw conditions and renewal rights as, that Letter of Credit and issued by an obligor that meets any criteria in the related Mortgage Loan Documents applicable to the issuer of that Letter of Credit; or
(ii) a cash reserve in an amount equal to the amount of that Letter of Credit. For purposes of the delivery requirements of this Section 2(c), any such substitute letter of credit shall be deemed to be Additional Collateral of the type covered by the first paragraph of this Section 2(c) and any such cash reserve shall be deemed to be reserve funds of the type covered by the third paragraph of this Section 2(c).

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         In connection with the foregoing paragraphs of this Section 2(c), the
Seller is a designated recipient, or shall otherwise be the beneficiary, of all certifications relating to the Mortgage Loans made and/or delivered by the Trustee pursuant to Section 2.02(a) and Section 2.02(b) of the Pooling and Servicing Agreement. To the extent that those certifications and/or the related exception reports reflect Document Defects with respect to the Mortgage Loans, those certifications and/or the related exception reports shall constitute notice to the Seller for purposes of Section 5 upon receipt thereof by the Seller.

         (d) The Seller shall be responsible for all reasonable fees and out-of-pocket costs and expenses associated with recording and/or filing any and all assignments and other instruments of transfer with respect to the Mortgage Loans that are required to be recorded or filed, as the case may be, under the Pooling and Servicing Agreement; provided that the Seller shall not be responsible for actually recording or filing any such assignments or other instruments of transfer. If the Seller receives written notice that any such assignment or other instrument of transfer is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall prepare or cause the preparation of a substitute therefor or cure such defect, as the case may be; provided that the cost of such preparation shall be borne by the Purchaser if the loss or return is caused by the Purchaser's negligence. The Seller shall provide the Purchaser or its designee with a power of attorney to enable it or them to record any loan documents that the Purchaser has been unable to record. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipients of the power of attorney referred to in the preceding sentence shall be the Trustee.

         (e) The Seller shall, under generally accepted accounting principles ("GAAP"), report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its financial and accounting records to reflect such transfer as a sale (as opposed to a secured loan). Regardless of its treatment of the transfer of the Mortgage Loans to the Purchaser under GAAP, the Seller shall at all times following the Closing Date cause all of its records and financial statements and any relevant consolidated financial statements of any direct or indirect parent to clearly reflect that the Mortgage Loans have been transferred to the Purchaser and are no longer available to satisfy claims of the Seller's creditors.

         (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

         (g) The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing Agreement. The Seller shall, within 15 days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule.

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         SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.
The Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans, that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations and warranties made pursuant to Section 4 (subject, however, to Section 5(d)).

         SECTION 4. Representations, Warranties and Covenants of the Seller and the Purchaser.

         (a) The Seller hereby makes, as of the Closing Date, to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the Closing Date, to and for the benefit of the Seller, each of the representations and warranties set forth in Exhibit B-2.

         (b) The Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, with respect to each Mortgage Loan, each of the representations and warranties set forth in Exhibit C.

         (i) The Seller hereby represents and warrants, as of the Closing Date, to and for the benefit of CSFB Mortgage Securities only, that the Seller has not dealt with any broker, investment banker, agent or other person (other than the CSFB Mortgage Securities, CSFB Corporation and the other Underwriters) who may be entitled to any commission or compensation in connection with the sale to the Purchaser of the Mortgage Loans.

         (c) The Seller hereby agrees that it shall be deemed to make, as of the date of substitution, to and for the benefit of the Purchaser, with respect to any replacement mortgage loan (a "Replacement Mortgage Loan") that is substituted for a Defective Mortgage Loan (as defined in Section 5(a) hereof), pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit C (references therein to "Closing Date" being deemed to be references to the "date of substitution", references therein to "Cut-off Date" being deemed to be references to the "most recent Due Date for the subject Replacement Mortgage Loan on or before the date of substitution" and references to "November 2001" and "October 2001" being deemed to be references to the "month of substitution" and the "month preceding the month of substitution", respectively). From and after the date of substitution, each Replacement Mortgage Loan, if any, shall be deemed to constitute a "Mortgage Loan" hereunder for all purposes.

         (d) It is understood and agreed that the representations and warranties set forth in this Section 4 shall survive delivery of the respective Mortgage Files to the Purchaser or its designee and shall inure to the benefit of the Purchaser for so long as any of the Mortgage Loans remains outstanding, notwithstanding any restrictive or qualified endorsement or assignment.

                                      -5-
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         SECTION 5. Notice of Breach; Cure, Repurchase and Substitution.

         (a) The Purchaser or its designee shall provide the Seller with written notice of any Material Breach or Material Document Defect with respect to any Mortgage Loan. Within 90 days (or in the case of a Material Document Defect that consists of the failure to deliver a Specially Designated Mortgage Loan Document, 15 days) of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or Material Document Defect with respect to any Mortgage Loan (such 90-day (or, if applicable, 15-day) period, the "Initial Resolution Period"), the Seller shall, subject to Section 5(b) and Section 5(c) below, (i) correct or cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase the Mortgage Loan affected by such Material Breach or Material Document Defect, as the case may be (such Mortgage Loan, a "Defective Mortgage Loan"), at the related Purchase Price, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that if the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof stating (i) that such Material Breach or Material Document Defect, as the case may be, does not relate to whether the Defective Mortgage Loan is or, as of the Closing Date (or, in the case of a Replacement Mortgage Loan, as of the related date of substitution), was a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (a "Qualified Mortgage"), (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, (iv) what actions the Seller is pursuing in connection with the cure thereof and (v) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed the applicable Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury regulation section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, subject to the terms, conditions and limitations set forth in the Pooling and Servicing Agreement, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and
(ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a any Mortgage Loan, it will notify the Purchaser.

         "Resolution Extension Period" shall mean:

         (i) for purposes of remediating a Material Breach with respect to any Mortgage Loan, 90 days;

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         (ii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is and remains a Performing Mortgage Loan throughout the applicable Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the earlier of (A) the 90th day following the end of such Initial Resolution Period and (B) the 45th day following the Seller's receipt of written notice from the Purchaser or its designee of the occurrence of any Servicing Transfer Event with respect to such Mortgage Loan subsequent to the end of such Initial Resolution Period;

         (iii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a Performing Mortgage Loan as of the commencement of the applicable Initial Resolution Period, but as to which a Servicing Transfer Event occurs during such Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the 90th day following the earlier of (A) the end of such Initial Resolution Period and (B) the Seller's receipt of written notice from the Purchaser or its servicing agent of the occurrence of such Servicing Transfer Event; and

         (iv) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a Specially Serviced Mortgage Loan as of the commencement of the applicable Initial Resolution Period, zero (-0-) days, provided that, if the Seller did not receive written notice from the Purchaser or its servicing agent of the relevant Servicing Transfer Event as of the commencement of the applicable Initial Resolution Period, then such Servicing Transfer Event will be deemed to have occurred during such Initial Resolution Period and clause (iii) of this definition will be deemed to apply;

provided that, except as otherwise set forth in the following two provisos, there shall be no Resolution Extension Period in respect of a Material Document Defect involving a Specially Designated Mortgage Loan Document; and provided, further, that if a Material Document Defect exists with respect to any Mortgage Loan, if such Mortgage Loan is then subject to the Pooling and Servicing Agreement, and if the Seller escrows with the applicable Master Servicer, prior to the end of the Initial Resolution Period and any Resolution Extension Period otherwise applicable to the remediation of such Material Document Defect without regard to this proviso, cash in the amount of the then Purchase Price for such Mortgage Loan and subsequently delivers to the applicable Master Servicer, on a monthly basis, such additional cash as may be necessary to maintain a total escrow equal to the Purchase Price for such Mortgage Loan as such price may increase over time (the total amount of cash delivered to the applicable Master Servicer with respect to any Mortgage Loan as contemplated by this proviso or the immediately following proviso, the "Purchase Price Security Deposit"), then the Resolution Extension Period applicable to the remediation of such Material Document Defect shall be extended until the earliest of (i) the second anniversary of the Closing Date, (ii) the date on which such Mortgage Loan is no longer outstanding and part of the Trust Fund and (iii) if such Mortgage Loan becomes a Specially Serviced Mortgage Loan under the Pooling and Servicing Agreement, the date, if any, on which the applicable Special Servicer determines in its reasonable, good faith judgment that such Material Document Defect will materially interfere with or delay the realization against the related Mortgaged Property or materially increase the cost thereof; and provided, further, that if the Material Document Defect referred to in the preceding proviso consists of a failure to deliver a Specially Designated Mortgage Loan Document, and if the Seller delivers to the applicable Master Servicer a Purchase Price Security Deposit equal to 25% of the outstanding principal balance of the subject Mortgage Loan, then

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the Resolution Extension Period applicable to the remediation of such Material
Document Defect shall be extended to the 15th day following the end of the applicable Initial Resolution Period.

         The Purchaser or its designee shall establish, and maintain any Purchase Price Security Deposit delivered to it with respect to any Mortgage Loan in, one or more accounts (individually and collectively, the "Purchase Price Security Deposit Account") and shall be entitled to make withdrawals from such account(s) for the following purposes: (i) to cover any costs and expenses resulting from the applicable Material Document Defect; (ii) upon any discounted payoff or other liquidation of such Mortgage Loan, to cover any Realized Loss related thereto; and (iii) if the Seller so directs, or if the balance on deposit in the Purchase Price Security Deposit Account declines, and for 45 days remains, below the Purchase Price for such Mortgage Loan (except where a Purchase Price Security Deposit equal to 25% of the outstanding principal balance of the subject Mortgage Loan is permitted to be delivered in order to obtain a 15-day Resolution Extension Period with respect to the failure to deliver a Specially Designated Mortgage Loan Document), or if such Material Document is not remedied on or before the second anniversary of the Closing Date, or if such Mortgage Loan becomes a Specially Serviced Mortgage Loan under the Pooling and Servicing Agreement and the applicable Special Servicer determines in its reasonable, good faith judgment that such Material Document Defect will materially interfere with or delay the realization against the related Mortgaged Property or materially increase the cost thereof, to apply the Purchase Price Security Deposit to a full or partial, as applicable, payment of the Purchase Price for such Mortgage Loan (with the Seller to pay any remaining balance of such Purchase Price). The Seller may obtain a release of the Purchase Price Security Deposit for any Mortgage Loan (net of any amounts payable therefrom as contemplated by the prior sentence) upon such Mortgage Loan's being paid in full or otherwise satisfied, liquidated or removed from the Trust Fund or upon the subject Material Document Defect's being remedied in all material respects and all associated fees and expenses being paid in full. The Seller may direct the Purchaser or its designee to invest or cause the investment of the funds deposited in any Purchase Price Security Deposit Account in one or more Permitted Investments that bear interest or are sold at a discount and that mature, unless payable on demand, no later than the Business Day prior to the next Master Servicer Remittance Date. The Purchaser or its designee shall act upon the written instructions of the Seller with respect to the investment of funds in any Purchase Price Security Deposit Account in such Permitted Investments, provided that in the absence of appropriate written instructions from the Seller, the Purchaser shall have no obligation to invest or direct the investment of funds in such Purchase Price Security Deposit Account. All income and gain realized from the investment of funds deposited in any Purchase Price Security Deposit Account shall be for the benefit of the Seller and shall be withdrawn by the Purchaser or its designee and remitted to the Seller on each Master Servicer Remittance Date (net of any losses incurred and any deposits required to be made by the Seller as contemplated by the second proviso to the prior paragraph), and the Seller shall remit to the Purchaser from the Seller's own funds for deposit into such Purchase Price Security Deposit Account the amount of any realized losses (net of realized gains) in respect of such Permitted Investments immediately upon realization of such net losses and receipt of written notice thereof from the Purchaser; provided that the Seller shall not be required to make any such deposit for any realized loss which is incurred solely as a result of the insolvency of the federal or state depository institution or trust company that holds such Purchase Price Security Deposit Account. Neither the Purchaser nor any of its designees shall have any responsibility or liability with respect to the investment directions of the Seller, the investment of funds in any Purchase Price Security Deposit Account in Permitted Investments or any losses resulting therefrom.

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         If one or more (but not all) of the Mortgage Loans constituting a
Cross-Collateralized Group are to be repurchased or replaced by the Seller as contemplated by this Section 5(a), then, prior to the subject repurchase or substitution, the Purchaser or its designee shall use its best efforts, subject to the terms of such Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Borrower and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased or replaced, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto (as to each such group, the "Primary Real Property Collateral"); provided that, if the affected Cross-Collateralized Group is then subject to the Pooling and Servicing Agreement, then no such termination shall be affected unless and until the Trustee and the applicable Master Servicer shall have received from the Seller (i) an Opinion of Counsel from independent counsel to the effect that such termination will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to either Grantor Trust Pool and (ii) written confirmation from each Rating Agency that such termination will not cause an Adverse Rating Event to occur with respect to any Class of Rated Certificates; and provided, further, that the Seller may, at its option, purchase the entire subject Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the Purchaser and its servicing agents pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased or replaced.

         If the cross-collateralization of any Cross-Collateralized Group of Mortgage Loans cannot be terminated as contemplated by the prior paragraph for any reason (including, but not limited to, the Seller's failure to satisfy any of the conditions set forth in the proviso to the first sentence of the prior paragraph), if the Seller has not elected to purchase the entire affected Cross-Collateralized Group, and if such Cross-Collateralized Group is then subject to the Pooling and Servicing Agreement, then, to the extent that the Seller is required to repurchase or replace any Mortgage Loan in that Cross-Collateralized Group in the manner prescribed above while the Trust continues to hold any other Mortgage Loan in that Cross-Collateralized Group, the Trustee, on behalf of the Trust, and the Seller each hereby agrees to forbear from enforcing any remedies against the other's Primary Real Property Collateral but may exercise remedies against the Primary Real Property Collateral securing the Mortgage Loans in that Cross-Collateralized Group held by it; provided that the Trustee and the applicable Master Servicer shall have received from the Seller an Opinion of Counsel from independent counsel to the effect that (i) the exercise of remedies by the Seller, on the one hand, or the Trust, on the other hand, with respect to the Primary Real Property Collateral securing the respective Mortgage Loan(s) in such Cross-Collateralized Group held by such party would not materially and adversely affect the rights of the other such party to proceed against the Primary Real Property Collateral for the respective Mortgage Loan(s) in such Cross-Collateralized Group held by such other party and (ii) the foregoing arrangement would not result in an Adverse REMIC Event with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to any Grantor Trust Pool. Any reserve or other cash collateral or letters of credit securing the subject Cross-Collateralized Group shall be allocated between the Mortgage Loans therein held by the Seller, on the one hand, and the Trust, on the other hand, in accordance with the related Mortgage Loan documents, or otherwise on a pro rata basis based upon the outstanding principal balances of their respective Mortgage Loans in such Cross-Collateralized Group. All other terms of the Mortgage Loans in such Cross-Collateralized Group shall remain in full force and effect, without any modification thereof. The Borrowers under the respective Cross-Collateralized Groups of Mortgage Loans are intended third-party beneficiaries of the provision set forth in this paragraph. The provisions of this paragraph may not be modified with respect to any Mortgage Loan in a Cross-Collateralized Group without the related Borrower's consent.

         If the cross-collateralization of any Cross-Collateralized Group of Mortgage Loans cannot be terminated as contemplated by the second preceding paragraph for any reason (including, but not limited to, the Seller's failure to satisfy any of the conditions set forth in the proviso to the first sentence of the second preceding paragraph) and the forbearance arrangement in respect of such Cross-Collateralized Group cannot be effected as contemplated by the preceding paragraph for any reason (including, but not limited to, the Seller's failure to satisfy any of the conditions set forth in the proviso to the first sentence of the prior paragraph) then the entire Cross-Collateralized Group shall be repurchased or replaced if the subject Material Breach or Material Document Defect, as the case may be, is not remedied in all material respects by the end of the applicable Initial Resolution Period and any applicable Resolution Extension Period.

         Whenever one or more mortgage loans are substituted by the Seller for a Defective Mortgage Loan as contemplated by this Section 5(a), the Seller shall
(i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee (which designee, unless otherwise stated, is the Trustee), (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 5(a) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent cure of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

         If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

         (b) It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to Section 5(a) that the Purchaser (which shall include the Trustee) shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder.

         (c) If, on or after May 13, 2003, the Seller receives notice of a Material Document Defect with respect to any Mortgage Loan, which Material Document Defect constitutes a Recording Omission, and if such Mortgage Loan is still subject to the Pooling and Servicing Agreement, then the Seller, with the consent of the Controlling Class Representative, which consent may be granted or withheld in its sole discretion, in lieu of repurchasing or replacing such Mortgage Loan (as and to the extent contemplated by Section 5(a) above), but in no event later than such repurchase would have to have been completed, establish a Recording Omission Credit or a Recording Omission Reserve with the applicable Master Servicer. In furtherance of the preceding sentence, the Purchaser or its designee shall establish one or more accounts (individually and collectively, the "Special Reserve Account"), each of which shall be an Eligible Account, and the Purchaser or its designee shall deposit any Recording Omission Reserve into the Special Reserve Account within one Business Day of receipt. The Seller may direct the Purchaser or its designee to invest or cause the investment of the funds deposited in the Special Reserve Account in one or more Permitted Investments that bear interest or are sold at a discount and that mature, unless payable on demand, no later than the Business Day prior to the next Master Servicer Remittance Date. The Purchaser or its designee shall act upon the written instructions of the Seller with respect to the investment of funds in the Special Reserve Account in such Permitted Investments, provided that in the absence of appropriate written instructions from the Seller, the Purchaser shall have no obligation to invest or direct the investment of funds in such Special Reserve Account. All income and gain realized from the investment of funds deposited in such Special Reserve Account shall be for the benefit of the Seller and shall be withdrawn by the Purchaser or its designee and remitted to the Seller on each Master Servicer Remittance Date (net of any losses incurred), and the Seller shall remit to the Purchaser from the Seller's own funds for deposit into such Special Reserve Account the amount of any realized losses (net of realized gains) in respect of such Permitted Investments immediately upon realization of such net losses and receipt of written notice thereof from the Purchaser; provided that the Seller shall not be required to make any such deposit for any realized loss which is incurred solely as a result of the insolvency of the federal or state depository institution or trust company that holds such Special Reserve Account. Neither the Purchaser nor any of its designees shall have any responsibility or liability with respect to the investment directions of the Seller, the investment of funds in the Special Reserve Account in Permitted Investments or any losses resulting therefrom. A Recording Omission Credit shall (i) entitle the Purchaser or its designee to draw upon the Recording Omission Credit on behalf of the Purchaser upon presentation of only a sight draft or other written demand for payment, (ii) permit multiple draws by the Purchaser or its designee, and (iii) be issued by such issuer and containing such other terms as the Purchaser or its designee may reasonably require to make such Recording Omission Credit reasonably equivalent security to a Recording Omission Reserve in the same amount. Once a Recording Omission Reserve or Recording Omission Credit is established with respect to any Mortgage Loan, the Purchaser or its designee shall, from time to time, withdraw funds from the related Special Reserve Account or draw upon the related Recording Omission Credit, as the case may be, and apply the proceeds thereof to pay the losses or expenses directly incurred by the Purchaser or its designee as a result of a Recording Omission. The Recording Omission Reserve or Recording Omission Credit or any unused balance thereof with respect to any Mortgage Loan will be released to the Seller by the Purchaser upon the earlier of the Seller's cure of all Recording Omissions with respect to such Mortgage Loan (provided that the Purchaser has been reimbursed with respect to all losses and expenses relating to Recording Omissions with respect to such Mortgage Loan) and such Mortgage Loan's no longer being a part of the Trust Fund under the Pooling and Servicing Agreement.

         (d) It is understood and agreed that the obligations of the Seller set forth in this Section 5 to cure a Material Breach or a Material Document Defect, repurchase or replace the related Defective Mortgage Loan(s) or establish a Recording Omission Credit or a Recording Omission Reserve with respect to the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders with respect to a Breach or Document Defect in respect of any Mortgage Loan.

         (e) If the Seller disputes that a Material Document Defect or Material Breach exists with respect to a Mortgage Loan or otherwise refuses (i) to effect a correction or cure of such Material Document Defect or Material Breach, (ii) to repurchase the affected Mortgage Loan from the Purchaser or its assignee or
(iii) to replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan, each in accordance with the foregoing provisions of this Section 5, then (provided that (i) the Mortgage Loan is then subject to the Pooling and Servicing Agreement, (ii) the applicable Initial Resolution Period and any applicable Resolution Extension Period has expired and (iii) the Mortgage Loan is then in default and is then a Specially Serviced Mortgage Loan) the applicable Special Servicer may, subject to the Servicing Standard, modify, work-out or foreclose, sell or otherwise liquidate (or permit the liquidation of) the Mortgage Loan pursuant to the terms of the Pooling and Servicing Agreement, while pursuing the repurchase claim, and such action shall not be a defense to the repurchase claim or alter the applicable Purchase Price.

         If any REO Property in respect of any Mortgage Loan is subject to the Pooling and Servicing Agreement, then the Seller shall be notified promptly and in writing by the applicable Special Servicer of any offer that it receives to purchase such REO Property. Upon the receipt of such notice by the Seller, the Seller shall then have the right to repurchase such REO Property from the Trust at a purchase price equal to the amount of such offer. The Seller shall have three (3) Business Days to purchase such REO Property from the date that it was notified of such offer. The applicable Special Servicer shall be obligated to provide the Seller with any appraisal or other third-party reports relating to such REO Property within its possession to enable the related Mortgage Loan Seller to evaluate such REO Property. Any sale of a Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of any related REO Property, to a Person other than the Seller shall be (i) without recourse of any kind (either expressed or implied) by such Person against the Seller and (ii) without representation or warranty of any kind (either expressed or implied) by the Seller to or for the benefit of such Person.

         The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the subject Mortgage Loan or REO Property) shall not prejudice any claim of the Trust against the Seller for repurchase of the subject Mortgage Loan or REO Property. The provisions of this Section 5 regarding remedies against the Seller for a Material Breach or Material Document Defect with respect to any Mortgage Loan shall also apply to the related REO Property.

         If the Seller fails to correct or cure the Material Document Defect or Material Breach or purchase the subject REO Property, then the provisions above regarding notice of offers related to such REO Property and the Seller's right to purchase such REO Property shall apply. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or REO Property or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the amount, if any, by which the applicable Purchase Price exceeds any Liquidation Proceeds received upon such liquidation (including those arising from any sale to the Seller); provided that the prevailing party in such action shall be entitled to recover all costs, fees and expenses (including reasonable attorneys' fees) related thereto.

         SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley Austin Brown & Wood, 875 Third Avenue, New York, New York 10022 at 10:00 a.m., New York City time, on the Closing Date.

         The Closing shall be subject to each of the following conditions:

         (i) all of the representations and warranties of the Seller made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

         (ii) all documents specified in Section 7 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects to obligations of the Seller hereunder), to the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

         (iii) the Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto pursuant to Section 2 of this Agreement;

         (iv) the result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

         (v) all other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

         (vi) the Seller shall have received the consideration for the Mortgage Loans, as contemplated by Section 1;


         (vii) the Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

         (viii) neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

         Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

         SECTION 7. Closing Documents. The Closing Documents shall consist of the following:

         (i) this Agreement, duly executed by the Purchaser and the Seller;

         (ii) each of the Pooling and Servicing Agreement and the Indemnification Agreement, duly executed by the respective parties thereto;

         (iii) an Officer's Certificate substantially in the form of Exhibit D-1A hereto, executed by the Secretary or an assistant secretary of the Seller, in his or her individual capacity, and dated the Closing Date, and upon which CSFB Mortgage Securities, CSFB Corporation, the other Underwriters and the Rating Agencies (collectively, for purposes of this Section 7, the "Interested Parties") may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the Seller authorizing the Seller's entering into the transactions contemplated by this Agreement, and (B) the organizational documents of the Seller;

         (iv) a certificate of good standing with respect to the Seller issued by the Comptroller of the Currency not earlier than 30 days prior to the Closing Date, and upon which the Interested Parties may rely;

         (v) a Certificate of the Seller substantially in the form of Exhibit D-1B hereto, executed by an executive officer of the Seller on the Seller's behalf and dated the Closing Date, and upon which the Interested Parties may rely;

         (vi) a written opinion of in-house counsel for the Seller, dated the Closing Date and addressed to the Interested Parties and the respective parties to the Pooling and Servicing Agreement, which opinion shall be substantially in the form of Exhibit D-2A hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

         (vii) a written opinion of Phillips, Lytle, Hitchcock, Blaine & Huber LLP, special counsel for the Seller, dated the Closing Date and addressed to the Interested Parties and the respective parties to the Pooling and Servicing Agreement, which opinion shall be substantially in the form of Exhibit D-2B hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

         (viii) a written opinion of Polsinelli Shalton & Welte, P.C., special counsel for the Seller, dated the Closing Date and addressed to the Interested Parties and the respective parties to the Pooling and Servicing Agreement, which opinion shall be substantially in the form of Exhibit D-2C hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

         (ix) a letter from Polsinelli Shalton & Welte, P.C., special counsel for the Seller, dated the Closing Date and addressed to CSFB Mortgage Securities, CSFB Corporation and the other Underwriters, which letter shall be substantially in the form of Exhibit D-2D hereto;

         (x) one or more comfort letters from Arthur Andersen LLP, certified public accountants, dated the date of any preliminary Prospectus Supplement and of the Prospectus Supplement, respectively, and addressed to, and in form and substance acceptable to, CSFB Mortgage Securities, CSFB Corporation, the other Underwriters and their respective counsel, stating in effect that, using the assumptions and methodology used by CSFB Mortgage Securities, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement and the Prospectus Supplement, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement and the Prospectus Supplement, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement and the Prospectus Supplement, respectively, to be in agreement with the results of such calculations; and

         (xi) such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date or any Rating Agency may require and in a form reasonably acceptable to the Purchaser and the Seller.

         SECTION 8. Costs. Whether or not this Agreement is terminated, the costs and expenses incurred in connection with the transactions herein contemplated shall be allocated pursuant to the terms of the Term Sheet for the Joint Conduit Securitizations between Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Prudential Mortgage Capital Company, LLC, Column Financial, Inc. and KeyBank National Association, as supplemented and modified by the Term Sheet for the Joint Securitizations among Column Financial, Inc., Credit Suisse First Boston Corporation and KeyBank National Association for Calendar Year 2001 (the foregoing term sheets, together, the "Term Sheets").

         In addition, it is hereby acknowledged that CSFB Mortgage Securities has acquired from the National Consumer Cooperative Bank ("NCB") and NCB Capital Corporation ("NCBCC") other mortgage loans (the "NCB/NCBCC Loans") for transfer to the Trust. The Seller agrees that the costs and expenses associated with such transactions will be allocated as follows: (i) all out-of-pocket and/or internally allocated costs and expenses incurred by NCB and/or NCBCC in connection with such transactions, including, without limitation, the fees and disbursements of counsel for NCB and/or NCBCC, together with all other due diligence and accounting costs and expenses relating to the NCB/NCBCC Loans, shall be borne by NCB, NCBCC and their affiliates; and (ii) all other costs and expenses incurred in connection with such transactions shall be allocated in accordance with the Term Sheets.

         SECTION 9. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Purchaser, addressed to the Purchaser at 11 Madison Avenue, 5th Floor, New York, New York 10010, Attention: Jeffrey Altabef, or such other address as may be designated by the Purchaser to the Seller in writing, or, if to the Seller, addressed to the Seller at 911 Main Street, Suite 15001, Kansas City, Missouri 64105, Attention: E.J. Burke (with a copy to 127 Public Square, Cleveland, Ohio 44114, Attention: Robert C. Bowes), or such other address as may be designated by the Seller to the Purchaser in writing.

         SECTION 10. Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder. Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise adversely affect, the Seller, without the consent of the Seller.

         SECTION 11. Characterization. The parties hereto agree that it is their express intent that the conveyance contemplated by this Agreement be, and be treated for all purposes as, a sale by the Seller of all the Seller's right, title and interest in and to the Mortgage Loans. The parties hereto further agree that it is not their intention that such conveyance be a pledge of the Mortgage Loans by the Seller to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to continue to be property of the Seller, then: (a) this Agreement shall be deemed to be a security agreement under applicable law; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Seller to the Purchaser of a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holder(s) of the Mortgage Loans in accordance with the terms thereof (other than scheduled payments of interest and principal due on or before the Cut-off Date) and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the assignment by CSFB Mortgage Securities to the Trustee of its interests in the Mortgage Loans as contemplated by Section 16 hereof shall be deemed to be an assignment of any security interest created hereunder; (d) the possession by the Purchaser of the related Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest under applicable law; and (e) notifications to, and acknowledgments, receipts or confirmations from, persons or entities holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions, including, without limitation, the filing of UCC financing statements, as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

         SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser, notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

         SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

         SECTION 14. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE SELLER AND THE PURCHASER EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

         SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

         SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, CSFB Mortgage Securities is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their respective successors and permitted assigns.

         SECTION 17. Information. The Seller shall provide the Purchaser with such information about the Seller, the Mortgage Loans and the Seller's underwriting and servicing procedures as is (i) customary in commercial mortgage loan securitization transactions, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a public or private disclosure document.

         SECTION 18. Cross-Collateralized Mortgage Loans. Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loans (each, a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 18 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in Exhibit C hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this
Section 18. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans constituting such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

         SECTION 19. Entire Agreement. Except as otherwise expressly contemplated hereby, this Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters.

                                      * * *
                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                             KEYBANK NATIONAL ASSOCIATION


                                             By:
                                                --------------------------------
                                             Name:
                                             Title:



                                             CREDIT SUISSE FIRST BOSTON MORTGAGE
                                             SECURITIES CORP.


                                             By:
                                                --------------------------------
                                             Name:
                                             Title:

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-CKN5




  #                PROPERTY NAME                                       ADDRESS                                        CITY
  -                -------------                                       -------                                        ----
   5  Coldwater Crossing (1A)                       5300 - 5519 Coldwater Road                                    Fort Wayne
   6  Kings Mall I & II (1A)                        N/S of Fields Ertel Road at Kings Mall Drive Road             Cincinnati
   7  Eastgate Marketplace (1A)                     822 Eastgate North Drive                                      Cincinnati
   8  Bayshore Mall                                 3300 Broadway                                                 Eureka
   9  3111-3151 Coronado Avenue                     3111, 3141 and 3151 Coronado Avenue                           Santa Clara
  12  Governor's Plaza (1B)                         S/W/C of Fields Ertel Road and Union Cemetary Road            Cincinnati
  13  Tri-County Marketplace (1B)                   11741-11755 Princeton Pike                                    Cincinnati
  17  600 Memorial Drive                            600 Memorial Drive                                            Cambridge
  23  Northpointe Plaza                             US 23 (North High Street)                                     Orange Township
  25  Sterling University Meadows                   4310 Sterling Way                                             Mount Pleasant
  26  63-101 Sprague Street                         63-101 Sprague Street                                         Dedham
  27  Sterling University - Grove                   1510 Old Bainbridge Road                                      Tallahassee
  34  Signal Butte Marketplace                      10623-10745 East Apache Trail                                 Mesa
  43  Woodside Self Storage                         338 Manzanita Street                                          Redwood City
  44  Timberleaf Apartments                         9400 Timberleaf Drive                                         Dallas
  52  Walgreens-Daly City                           6100 Mission Street                                           Daly City
  53  Valley Square Shopping Center                 2710-2750 Ming Avenue                                         Bakersfield
  58  Stantec Engineering Building                  2590 Venture Oaks Way                                         Sacramento
  62  Walgreen's Drug Store-Las Vegas               The Northeast Corner of Rancho Drive and Washington Avenue    Las Vegas
  66  Sahara Vista II                               5450 West Sahara Avenue                                       Las Vegas
  67  Midtown Apartments                            1600-1612 Holleman Drive                                      College Station
  73  Square 74 Retail                              130 South Illinois Street                                     Indianapolis
  78  Vendor's Square Building                      1105 Howard Street                                            Omaha
  80  The Patrick Lane Industrial Center-Phase II   6038 Topaz Drive and 6035-6045 Harrison Drive                 Las Vegas
  81  Walgreen's Drug Store-Fort Smith              2701 Rogers Avenue                                            Fort Smith
  85  Walgreen's Drug Store-Amarillo                811 N. Fillmore Street                                        Amarillo
  89  Compass Bank Building                         5275-5285 McWhinney Boulevard                                 Loveland
  93  The Park Row Business Center                  16666-16700 Park Row Boulevard                                Houston
  94  Shurgard - Red Bug Lake Road                  5215 Red Bug Lake Road                                        Winter Springs
  96  4760 Kentucky Avenue                          4760 Kentucky Avenue                                          Indianapolis
  99  Shurgard-West Town                            521 South SR 434                                              Altamonte Springs
 106  Staples Office Superstore                     3534 Highway 54                                               Osage Beach
 111  Flowserve Corporation                         1400 Powis Court                                              West Chicago
 112  CVS Pharmacy                                  252 Orange Avenue                                             West Haven
 119  Greenville Crossing Shopping Center           Corner of SR 4006 and Hadley                                  Greenville
 128  Oakridge Shopping Center                      3251-3337 Belt Line Road                                      Garland
 130  Best Storage                                  1011 Highway 71                                               Bastrop
 165  1934 18th Street                              1934 18th Street                                              Santa Monica

                                                                                                      INITIAL
                                                                                       CUT-OFF       INTEREST      ORIG       REM.
                ZIP     MORTGAGE      MORTGAGE          FEE/          ORIGINAL         BALANCE         ONLY       AMORT.     AMORT.
  #    STATE   CODE    ORIGINATOR    LOAN SELLER     LEASEHOLD         BALANCE           (2)           TERM        TERM       TERM
  -    -----   ----    ----------    -----------     ---------         -------           ---           ----        ----       ----
   5     IN     46825      Key           Key            Fee            $14,400,000     $14,380,363         0        360        358
   6     OH     45249      Key           Key            Fee            $11,840,000     $11,823,854         0        360        358
   7     OH     45245      Key           Key            Fee             $8,880,000      $8,867,891         0        360        358
   8     CA     95503      Key           Key       Fee/Leasehold       $34,300,000     $34,245,033         0        360        358
   9     CA     95054      Key           Key            Fee            $27,400,000     $27,334,812         0        360        356
  12     OH     45249      Key           Key            Fee            $12,800,000     $12,783,017         0        360        358
  13     OH     45246      Key           Key            Fee             $9,120,000      $9,107,900         0        360        358
  17     MA     02139      Key           Key            Fee            $19,500,000     $19,444,857         0        360        356
  23     OH     43065      Key           Key            Fee            $16,000,000     $15,956,495         0        360        356
  25     MI     48858  First Union       Key            Fee            $14,660,000     $14,660,000        24        360        360
  26     MA     02137      Key           Key            Fee            $14,550,000     $14,360,811         0        300        287
  27     FL     32303  First Union       Key            Fee            $14,240,000     $14,240,000        24        360        360
  34     AZ     85220      Key           Key            Fee             $9,800,000      $9,782,249         0        360        357
  43     CA     94063      Key           Key            Fee             $5,400,000      $5,389,153         0        300        298
  44     TX     75243      Key           Key            Fee             $5,360,000      $5,352,191         0        360        358
  52     CA     94014      Key           Key            Fee             $4,972,500      $4,963,418         0        360        357
  53     CA     93304      Key           Key            Fee             $4,850,000      $4,841,552         0        360        357
  58     CA     95833      Key           Key            Fee             $4,372,000      $4,364,870         0        360        357
  62     NV     89106      Key           Key            Fee             $4,104,000      $4,096,587         0        360        357
  66     NV     89146      Key           Key            Fee             $3,900,000      $3,889,456         0        360        355
  67     TX     77840      Key           Key            Fee             $3,900,000      $3,888,223         0        360        355
  73     IN     46225      Key           Key         Leasehold          $3,400,000      $3,387,845         0        300        296
  78     NE     68102      Key           Key            Fee             $3,250,000      $3,239,999         0        300        297
  80     NV     89120      Key           Key            Fee             $3,093,000      $3,084,033         0        360        355
  81     AR     72901      Key           Key            Fee             $3,079,000      $3,072,211         0        360        356
  85     TX     79107      Key           Key            Fee             $2,958,000      $2,951,439         0        360        356
  89     CO     80538      Key           Key            Fee             $2,850,000      $2,843,622         0        360        356
  93     TX     77084      Key           Key            Fee             $2,700,000      $2,694,065         0        360        356
  94     FL     32708      Key           Key            Fee             $2,700,000      $2,689,841         0        300        296
  96     IN     46221      Key           Key            Fee             $2,460,000      $2,452,908         0        360        355
  99     FL     32714      Key           Key            Fee             $2,300,000      $2,291,346         0        300        296
 106     MO     65065      Key           Key            Fee             $2,025,000      $2,019,134         0        300        297
 111     IL     60185      Key           Key            Fee             $1,950,000      $1,946,064         0        360        356
 112     CT     06516      Key           Key       Fee/Leasehold        $1,880,000      $1,875,428         0        324        321
 119     PA     16125      Key           Key            Fee             $1,631,200      $1,627,024         0        360        355
 128     TX     75044      Key           Key            Fee             $1,406,000      $1,321,487         0        300        254
 130     TX     78602      Key           Key            Fee             $1,300,000      $1,285,551         0        180        176
 165     CA     90404      Key           Key            Fee               $620,000        $618,673         0        360        356


         ORIG       REM.               INTEREST                                                                            SERVICING
        TERM TO   TERM TO             CALCULATION                FIRST                                                        AND
       MATURITY   MATURITY  INTEREST   (30/360/      MONTHLY    PAYMENT                                                     TRUSTEE
  #      (3)         (3)      RATE    ACTUAL/360)    PAYMENT      DATE     ARD (4)    DEFEASANCE   DEFEASANCE PROVISION      FEES
  -      ---         ---      ----    -----------    -------      ----     -------    ----------   --------------------      ----
   5       84         82     7.2500%    Actual/360      98,233    10/1/01      N/A         Yes       Lock/26_Def/55_0%/3     0.0525%
   6       84         82     7.2500%    Actual/360      80,770    10/1/01      N/A         Yes       Lock/26_Def/55_0%/3     0.0525%
   7       84         82     7.2500%    Actual/360      60,577    10/1/01      N/A         Yes       Lock/26_Def/55_0%/3     0.0525%
   8      120        118     7.1300%      30/360       231,201    10/1/01    9/1/11        Yes       Lock/26_Def/90_0%/4     0.0525%
   9      120        116     7.4800%    Actual/360     191,210     8/1/01      N/A         Yes       Lock/28_Def/89_0%/3     0.0525%
  12      120        118     7.3600%    Actual/360      88,276    10/1/01      N/A         Yes       Lock/26_Def/91_0%/3     0.0525%
  13      120        118     7.3600%    Actual/360      62,896    10/1/01      N/A         Yes       Lock/26_Def/91_0%/3     0.0525%
  17      120        116     7.7900%      30/360       140,240     8/1/01      N/A          No               N/A             0.1025%
  23      120        116     7.0000%    Actual/360     106,448     8/1/01      N/A         Yes       Lock/28_Def/89_0%/3     0.0525%
  25      120        114     7.4400%    Actual/360     101,903     6/1/01      N/A         Yes       Lock/48_Def/69_0%/3     0.0525%
  26      120        107     7.9400%    Actual/360     111,722    11/1/00    10/1/10       Yes       Lock/37_Def/79_0%/4     0.0525%
  27      120        114     7.4400%    Actual/360      98,984     6/1/01      N/A         Yes       Lock/48_Def/69_0%/3     0.0525%
  34      120        117     7.5200%    Actual/360      68,657     9/1/01      N/A          No               N/A             0.0525%
  43      120        118     7.6800%    Actual/360      40,540    10/1/01      N/A         Yes       Lock/26_Def/91_0%/3     0.0525%
  44      120        118     6.9800%    Actual/360      35,588    10/1/01      N/A         Yes       Lock/26_Def/91_0%/3     0.0525%
  52      120        117     7.4900%    Actual/360      34,734     9/1/01    8/1/11        Yes       Lock/27_Def/89_0%/4     0.0525%
  53      120        117     7.6600%    Actual/360      34,445     9/1/01      N/A         Yes       Lock/27_Def/89_0%/4     0.0525%
  58      120        117     7.8900%    Actual/360      31,746     9/1/01    8/1/11        Yes       Lock/27_Def/89_0%/4     0.0525%
  62      120        117     7.5300%    Actual/360      28,780     9/1/01    8/1/11        Yes       Lock/27_Def/89_0%/4     0.0525%
  66      120        115     8.0300%    Actual/360      28,698     7/1/01      N/A         Yes       Lock/29_Def/88_0%/3     0.0525%
  67      120        115     7.6300%    Actual/360      27,617     7/1/01      N/A          No               N/A             0.0525%
  73      120        116     8.0000%    Actual/360      26,242     8/1/01      N/A         Yes       Lock/28_Def/89_0%/3     0.0525%
  78      120        117     7.4100%    Actual/360      23,827     9/1/01      N/A         Yes       Lock/27_Def/90_0%/3     0.0525%
  80      120        115     7.7800%    Actual/360      22,223     7/1/01      N/A         Yes       Lock/29_Def/88_0%/3     0.0525%
  81      120        116     7.7400%    Actual/360      22,037     8/1/01    7/1/11        Yes       Lock/28_Def/88_0%/4     0.0525%
  85      120        116     7.7200%    Actual/360      21,130     8/1/01    7/1/11        Yes       Lock/28_Def/88_0%/4     0.0525%
  89      120        116     7.6900%    Actual/360      20,300     8/1/01      N/A         Yes       Lock/28_Def/89_0%/3     0.0525%
  93       84         80     7.7500%    Actual/360      19,343     8/1/01      N/A          No               N/A             0.0525%
  94      120        116     7.7600%    Actual/360      20,412     8/1/01      N/A         Yes       Lock/28_Def/89_0%/3     0.0525%
  96      132        127     7.8000%    Actual/360      17,709     7/1/01      N/A         Yes       Lock/29_Def/100_0%/3    0.0525%
  99      120        116     7.7600%    Actual/360      17,388     8/1/01      N/A         Yes       Lock/28_Def/89_0%/3     0.0525%
 106      120        117     7.7100%    Actual/360      15,242     9/1/01    8/1/11        Yes       Lock/27_Def/89_0%/4     0.0525%
 111      120        116     8.0300%    Actual/360      14,349     8/1/01    7/1/11         No               N/A             0.0525%
 112      120        117     7.5700%    Actual/360      13,637     9/1/01    8/1/11        Yes       Lock/27_Def/89_0%/4     0.0525%
 119      120        115     8.2200%    Actual/360      12,220     7/1/01      N/A          No               N/A             0.0525%
 128      120         74     7.5500%      30/360        10,436     2/1/98      N/A          No               N/A             0.0525%
 130      120        116     7.9000%    Actual/360      12,349     8/1/01      N/A          No               N/A             0.0525%
 165      120        116     7.8400%    Actual/360       4,480     8/1/01      N/A          No               N/A             0.0525%

                                   EXHIBIT B-1

            REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE SELLER

         The Seller hereby represents and warrants that, as of the Closing Date:

         1. The Seller is a national banking association duly organized, validly existing and in good standing under the laws of the United States.

         2. The execution and delivery by the Seller of, and the performance by the Seller under, this Agreement, the execution (including, without limitation, by facsimile or machine signature) and delivery of any and all documents contemplated by this Agreement, including, without limitation, endorsements of Mortgage Notes, and the consummation by the Seller of the transactions herein contemplated, will not: (a) violate the Seller's organizational documents; or
(b) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any indenture, agreement or other instrument to which the Seller is a party or by which it is bound or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

         3. The Seller has full power and authority to enter into and perform under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

         4. The Seller has the full right, power and authority to sell, assign, transfer, set over and convey the Mortgage Loans (and, in the event that the related transaction is deemed to constitute a loan secured by all or part of the Mortgage Loans, to pledge the Mortgage Loans) in accordance with, and under the conditions set forth in, this Agreement.

         5. Assuming due authorization, execution and delivery hereof by the Purchaser, this Agreement constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (a) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (b) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

         6. The Seller is not in violation of, and its execution and delivery of this Agreement and its performance under and compliance with the terms hereof will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

         7. There are no actions, suits or proceedings pending or, to the best of the Seller's knowledge, threatened against the Seller which, if determined adversely to the Seller, would prohibit the Seller from entering into this Agreement or, in the Seller's good faith and reasonable judgment, would be likely to affect materially and adversely either the ability of the Seller to perform its obligations hereunder or the financial condition of the Seller.

                                     B-1-1

         8. No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

         9. The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

         10. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller.

         11. The Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

         12. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage Loans to the Purchaser, as contemplated herein.

         13. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

         14. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

         15. No proceedings looking toward liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

         16. In connection with its transfer of the Mortgage Loans to the Purchaser as contemplated herein, the Seller is receiving new value and consideration constituting at least reasonably equivalent value and fair consideration.


                                     B-1-2

                                   EXHIBIT B-2

          REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

         The Purchaser hereby represents and warrants that, as of the Closing
Date:

         1. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         2. The execution and delivery by the Purchaser of, and the performance by the Purchaser under, this Agreement, and the consummation by the Purchaser of transactions herein contemplated, will not: (a) violate the Purchaser's organizational documents; or (b) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any indenture, agreement or other instrument to which the Purchaser is a party or by which it is bound or which is applicable to it or any of its assets, which default or breach, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

         3. The Purchaser has full power and authority to enter into and perform under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

         4. Assuming due authorization, execution and delivery hereof by the Seller, this Agreement constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (a) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (b) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

         5. The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance under and compliance with the terms hereof will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

         6. There are no actions, suits or proceedings pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, would be likely to affect materially and adversely either the ability of the Purchaser to perform its obligations hereunder or the financial condition of the Purchaser.

         7. No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been

                                     B-2-1
completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.
















                                     B-2-2

                                    EXHIBIT C

        REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOANS

         For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to, in each case: (i) after the Seller's having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily, as applicable, mortgage lenders, and in all events as required by the Seller's underwriting standards, at the time of the Seller's origination or acquisition of the particular Mortgage Loan; and
(ii) subsequent to such origination, utilizing the servicing and monitoring practices customarily utilized by prudent commercial mortgage loan servicers with respect to securitizable commercial or multifamily, as applicable, mortgage loans. Also for purposes of these representations and warranties, the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking such action by, either of the Seller or any servicer acting on its behalf.

         The Seller hereby represents and warrants with respect to the Mortgage Loans that, as of the date hereinbelow specified or, if no such date is specified, as of the Closing Date, and subject to Section 18 of this Agreement:

         1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing Agreement) and correct in all material respects as of the date of this Agreement and as of the respective Due Dates for the Mortgage Loans in November 2001.

         2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to sell, transfer and assign each Mortgage Loan to, or at the direction of, the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances (except for certain servicing rights described on Schedule C-42 hereto or otherwise contemplated by this Agreement or the Pooling and Servicing Agreement). Subject to the completion of the names and addresses of the assignees and endorsees and any missing recording information in all instruments of transfer or assignment and endorsements and the completion of all recording and filing contemplated hereby and by the Pooling and Servicing Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights described on Schedule C-42 hereto or otherwise contemplated by this Agreement or the Pooling and Servicing Agreement). The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is genuine.

         3. Payment Record. No scheduled payment of principal and interest due under any Mortgage Loan on the Due Date in October 2001 and on any Due Date in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in October 2001 was 30 days or more delinquent, without giving effect to any applicable grace period.

         4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment meeting the requirements described in Paragraph 8 below); (c) exceptions and exclusions specifically referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment meeting the requirements described in Paragraph 8 below); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) condominium declarations of record and identified in the related lender's title insurance policy (or, if not yet issued, identified in a pro forma title policy or title policy commitment meeting the requirements described in Paragraph 8 below); and (g) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group. With respect to each Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property or the ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. If the related Mortgaged Property is a residential cooperative property, then the related Mortgage is superior to any lien against the related Mortgaged Property securing any and all other debts of and to the subject cooperative entity. The related assignment of the Mortgage for each Mortgage Loan, executed and delivered in favor of the Trustee, is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) to validly and effectively convey the assignor's interest therein and constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

         5. Assignment of Leases. The Mortgage File contains an assignment of leases and rents (an "Assignment of Leases"), either as a separate instrument or incorporated into the related Mortgage, which establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein, except that a license may have been granted to the related Borrower to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) to validly and effectively convey the assignor's interest therein and constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee.

         6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part. Except as described on Schedule C-6 hereto, no alterations, waivers, modifications or assumptions of any kind have been given, made or consented to by or on behalf of the Seller since [SPECIFY DATE AS OF WHICH MORTGAGE FILES WERE DELIVERED TO B-PIECE BUYER]. The Seller has not taken any affirmative action that would cause the representations and warranties of the related Borrower under the Mortgage Loan not to be true and correct in any material respect.

         7. Condition of Property; Condemnation. In the case of each Mortgage Loan, except as set forth on Schedule C-7A or in an engineering report prepared in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds or insurance coverage exists sufficient to effect the necessary repairs and maintenance); provided that, if no engineer or architect physically visited the related Mortgaged Property in connection with preparing and delivering such engineering report, then the representation and warranty made in this sentence shall not be qualified by "to the Seller's knowledge". As of origination of such Mortgage Loan there was no proceeding pending, and subsequent to such date, the Seller has not received actual notice of, any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. If any of the engineering reports referred to above in this Paragraph 7 revealed any material damage or material deferred maintenance, then one of the following is true: (a) the repairs and/or maintenance necessary to correct such condition have been completed in all material respects; (b) an escrow of funds is required or a letter of credit was obtained in an amount reasonably estimated to be sufficient to complete the repairs and/or maintenance necessary to correct such condition; or (c) the reasonable estimate of the cost to complete the repairs and/or maintenance necessary to correct such condition represented no more than 2% of the value of the related Mortgaged Property as reflected in an appraisal conducted in connection with the origination of the subject Mortgage Loan. As of the date of the origination of each Mortgage Loan, except as set forth on Schedule C-7B: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

         8. Title Insurance. The lien of each Mortgage securing a Mortgage Loan is insured by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (except that if such policy is yet to be issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment in either case marked as binding and countersigned by the title company or its authorized agent, either on its face or by an acknowledged closing instruction or escrow letter) in the original principal amount of such Mortgage Loan after all advances of principal, insuring the originator of the related Mortgage Loan, its successors and assigns (as the sole insured) that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, the Seller has made no claims thereunder and, to the Seller's actual knowledge, no prior holder of the related Mortgage has made any claims thereunder and no claims have been paid thereunder. The Seller has not, and to the Seller's actual knowledge, no prior holder of the related Mortgage has, done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of the Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, and (b) that the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

         9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto. If the related Mortgage Loan Documents include any requirements regarding (a) the completion of any on-site or off-site improvements and (b) the disbursement of any funds escrowed for such purpose, and if those requirements were to have been complied with on or before the Closing Date, then such requirements have been complied with in all material respects or such funds so escrowed have not been released except to the extent specifically provided by the related Mortgage Loan Documents.

         10. Mortgage Provisions. The Mortgage Note, Mortgage and Assignment of Leases for each Mortgage Loan, together with applicable state law, contains customary and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions for commercial Mortgage Loans such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

         11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof except for such fees and expenses (all of which are the obligation of the related Borrower under the related Mortgage Loan Documents) as would be payable in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

         12. Environmental Conditions. Except in the case of the Mortgaged Properties identified on Schedule C-12(Ab/LBP) (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint) and Schedule C-12(TS) (as to which a transaction screen meeting the requirements of the American Society for Testing and Materials (a "Transaction Screen") was performed), (a) an environmental site assessment meeting the requirements of the American Society for Testing and Materials and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the Mortgaged Property ("Environmental Report"), or an update of such an assessment, was performed by a licensed (to the extent required by applicable state law) environmental consulting firm with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan and, except with respect to the Mortgaged Properties identified on Schedule C-12(NU), thereafter updated such that, except as set forth on Schedule C-12(OLD), such Environmental Report is dated no earlier than twelve months prior to the Closing Date, (b) a copy of each such Environmental Report has been delivered to the Purchaser, and (c) either: (i) no such Environmental Report provides that as of the date of the report there is a material violation of any applicable environmental laws with respect to any circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then, except as described on Schedule C-12(MV), one or more of the following are true--(A) one or more parties not related to or including the related Borrower and collectively having financial resources reasonably estimated to be adequate to cure the subject violation in all material respects, were identified as the responsible party or parties for such condition or circumstance and such condition or circumstance does not materially impair the value of the Mortgaged Property, (B) the related Borrower was required to provide additional security reasonably estimated to be adequate to cure the subject violation in all material respects and/or to obtain an operations and maintenance plan, (C) the related Borrower, or other responsible party, provided a "no further action" letter or other evidence reasonably acceptable to a reasonably prudent commercial mortgage lender that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (D) such conditions or circumstances were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Mortgaged Property is identified on Schedule C-12(EI) and insured under a policy of insurance subject to reasonable per occurrence and aggregate limits and a reasonable deductible, against certain losses arising from such circumstances and conditions or (H) a party with financial resources reasonably estimated to be adequate to cure the subject violation in all material respects provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation. To the Seller's actual knowledge, there are no significant or material circumstances or conditions with respect to any Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage Loan Documents for each Mortgage Loan require the related Borrower to comply in all material respects with all applicable federal, state and local environmental laws and regulations. The Seller has not taken any affirmative action which would cause the Mortgaged Property securing any Mortgage Loan not to be in compliance with all federal, state and local laws pertaining to environmental hazards. Each Borrower represents and warrants in the related Mortgage Loan documents generally to the effect that, except as set forth in certain specified environmental reports and to the Borrower's knowledge, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. Unless the related Mortgaged Property is identified on Schedule C-12(EI), the related Borrower (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against, or otherwise be liable for, any and all losses resulting from a breach of environmental representations, warranties or covenants given by the Borrower in connection with such Mortgage Loan, generally including any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind or nature whatsoever (including without limitation, attorneys' fees and expenses) paid, incurred or suffered by or asserted against, any such party resulting from such breach.

         13. Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Borrower, or any guarantor of non-recourse exceptions and environmental liability, with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no right of rescission, offset, abatement, diminution or valid defense or counterclaim available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby. The Seller has no actual knowledge of any such rights, defenses or counterclaims having been asserted.

         14. Insurance. Except in certain cases, where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, and except as otherwise set forth on Schedule C-14(a), all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance policy included within the classification "All Risk of Physical Loss" insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the insurable replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Except in the case of the Mortgaged Properties identified on Schedule C-14(b) hereto, each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve

(12) months of rental income). If, based solely on a flood zone certification or a survey of the related Mortgaged Property, any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area") and flood insurance was available, then a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
(1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured and, to the Seller's actual knowledge, all such insurance is in full force and effect. Each Mortgaged Property and all improvements thereon are also covered by comprehensive general liability insurance in such amounts as are generally required by reasonably prudent commercial lenders for similar properties and seismic insurance to the extent any Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in same area or earthquake zone. If the Mortgaged Property for any Mortgage Loan is located in Florida or within 25 miles of the coast in Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina, then such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on the related Mortgaged Property. If any Mortgaged Property is, to the Seller's knowledge, a materially non-conforming use or structure under applicable zoning laws and ordinances, then, in the event of a material casualty or destruction, one or more of the following is true: (i) such Mortgaged Property may be restored or repaired to materially the same extent of the use or structure at the time of such casualty;
(ii) such Mortgaged Property is covered by law and ordinance insurance in an amount customarily required by reasonably prudent commercial mortgage lenders; or (iii) the amount of hazard insurance currently in place and required by the related Mortgage Loan Documents would generate proceeds sufficient to pay off the subject Mortgage Loan. Additionally, for any Mortgage Loan having a Cut-off Date Principal Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's, Moody's or Fitch of not less than A-minus (or the equivalent), or from A.M. Best of not less than "A:V" (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan Documents require that the related Borrower or a tenant of such Borrower maintain insurance as described above or permit the Mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan Documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan Documents may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). To the Seller's actual knowledge, all insurance policies described above are with an insurance carrier qualified to write insurance in the relevant jurisdiction.

         15. Taxes and Assessments. As of the date of origination of the subject Mortgage Loan or November 11, 2000, whichever is later, there were no (and, to the Seller's actual knowledge, as of the Closing Date, there are no) delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

         16. Borrower Bankruptcy. No Mortgaged Property securing a Mortgage Loan is the subject of, and no Borrower under a Mortgage Loan is a debtor in, any state or federal bankruptcy, insolvency or similar proceeding.

         17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report, an endorsement to the related Title Policy, or a representation of the related Borrower at the time of origination of the subject Mortgage Loan, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located, except as described on Schedule C-17, the improvements located on or forming part of, and the existing use of, each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan).

         18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in the subject real property (the "Fee Interest"), then:

         (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

         (b) The related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances, and such Ground Lease provides that it shall remain superior to any mortgage or other lien upon the related Fee Interest;

         (c) The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all defaults, if any, on the part of the related lessee have been cured;

         (d) The Seller has not received, as of the Closing Date, actual notice that such Ground Lease is not in full force and effect or that any material default has occurred under such Ground Lease, and the lessor under such Ground Lease has been sent notice of the lien evidenced by the Mortgage in accordance with the terms of the Ground Lease;

         (e) Such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan. Furthermore, such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

         (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

         (g) Such Ground Lease has an original term (or an original term plus options exercisable by the holder of the related Mortgage) which extends not less than twenty (20) years beyond the end of the amortization term of such Mortgage Loan;

         (h) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee under such Ground Lease following notice thereof from the lessor;

         (i) Except as described on Schedule C-18(i), under the terms of such Ground Lease and the related Mortgage Loan Documents, taken together, any casualty insurance proceeds, other than de minimis amounts for minor casualties, with respect to the leasehold interest will be applied either: (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon. Under the terms of such Ground Lease and the related Mortgage Loan Documents, taken together, any condemnation proceeds or awards in respect of a total or substantially total taking will be applied first to the payment of the outstanding principal and interest on the Mortgage Loan (except as otherwise provided by applicable law) and subject to any rights to require the improvements to be rebuilt;

         (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan;

         (k) The lessor under such Ground Lease is not permitted to disturb the possession, interest or quiet enjoyment of the lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

         (l) Such Ground Lease provides that it may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns.

         19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a), and the related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8).

         20. Advancement of Funds. The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (or a tenant at or the property manager of the related Mortgaged Property), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

         21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, has a shared appreciation feature, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or, except as identified on Schedule C-21, provides for interest-only payments without principal amortization for more than six months or for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue, may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment. Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to the Borrower under the Mortgage Loan or otherwise.

         22. Legal Proceedings. To the Seller's knowledge, as of origination of the Mortgage Loan, there were no, and to the Seller's actual knowledge, as of the Closing Date, there are no pending actions, suits, litigation or other proceedings by or before any court or governmental authority against or affecting the Borrower (or any guarantor to the extent a reasonably prudent commercial or multifamily, as applicable, mortgage lender would consider such guarantor material to the underwriting of such Mortgage Loan) under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan, the Borrower's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the ability of any such guarantor to meet its obligations.

         23. Other Mortgage Liens. Except as otherwise set forth on Schedule C-23 and except for Mortgage Loans secured by residential cooperative properties, none of the Mortgage Loans permits the related Mortgaged Property or any direct controlling equity interest in the related

Borrower to be encumbered by any mortgage lien or, in the case of a direct controlling equity interest in the related Borrower, a lien to secure any other debt, without the prior written consent of the holder of the subject Mortgage Loan or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, as of origination of the subject Mortgage Loan, and to the Seller's actual knowledge, as of the Closing Date, except as otherwise set forth on Schedule C-23, and except for cases involving other Mortgage Loans, no Mortgaged Property securing the subject Mortgage Loan is encumbered by any other mortgage liens (other than Permitted Encumbrances) and no direct controlling equity interest in the related Borrower is encumbered by a lien to secure any other debt. Except in the case where the related Mortgaged Property is a residential cooperative property, the related Mortgage Loan Documents require the Borrower under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including reasonable legal fees and expenses and any applicable Rating Agency fees, or would permit the subject mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

         24. No Mechanics' Liens. To the Seller's knowledge, as of the origination of the Mortgage Loan, and, to the Seller's actual knowledge, as of the Closing Date: (i) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

         25. Compliance with Usury Laws. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

         26. Licenses and Permits. To the extent required by applicable law, and except as identified on Schedule C-26, each Mortgage Loan requires the related Borrower to be qualified to do business, and requires the related Borrower and the related Mortgaged Property to be in material compliance with all regulations, licenses, permits, authorizations, restrictive covenants and zoning and building laws, in each case to the extent required by law or to the extent that the failure to be so qualified or in compliance would have a material and adverse effect upon the enforceability of the Mortgage Loan or upon the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Borrower at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

         27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

         28. Releases of Mortgaged Properties. Except as set forth on Schedule C-28A, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon: (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of material portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon: (i) the satisfaction of certain legal and underwriting requirements, (ii) the payment of a release price (in an amount that is, except as otherwise set forth on Schedule C-28B, at least equal to 125% of the allocated loan amount for the released property or parcel) and prepayment consideration in connection therewith or (iii) the delivery of substitute real estate collateral. No release or partial release of any Mortgaged Property, or any portion thereof, expressly permitted pursuant to the terms of any Mortgage Note or Mortgage will constitute a significant modification of the related Mortgage Loan under Treas. Reg.
Section 1.860G-2(b)(2).

         29. Defeasance. With respect to any Mortgage Loan that contains a provision for any defeasance of mortgage collateral (a "Defeasance Loan"), the related Mortgage Note or Mortgage provides that the defeasance option is not exercisable prior to a date that is at least two (2) years following the Closing Date and is otherwise in compliance with applicable statutes, rules and regulations governing REMICs; requires prior written notice to the holder of the Mortgage Loan of the exercise of the defeasance option and payment by the Borrower of all related reasonable fees, costs and expenses as set forth below; if the Borrower would continue to own assets in addition to the defeasance collateral, requires, or permits the lender to require, the Mortgage Loan (or the portion thereof being defeased) to be assumed by a single-purpose entity; and requires counsel to provide a legal opinion that the Trustee has a perfected security interest in such collateral prior to any other claim or interest. In addition, each Mortgage Loan that is a Defeasance Loan permits defeasance only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note (or the portion thereof being defeased) when due, and in the case of ARD Loans, assuming the Anticipated Repayment Date is the Maturity Date. To the Seller's actual knowledge, defeasance under the Mortgage Loan is only for the purpose of facilitating the disposition of a Mortgaged Property and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages. With respect to each Defeasance Loan, except as set forth on Schedule C-29, the related Mortgage Loan Documents provide that the related Borrower shall (a) pay all Rating Agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, or (b) provide all opinions required under the related loan documents, including, if applicable, a REMIC opinion and a perfection opinion and any applicable rating agency letters confirming no downgrade or qualification of ratings on any classes in the transaction. Additionally, for any Mortgage Loan having a Cut-off Date Principal Balance equal to or greater than $19,900,000, the Mortgage Loan or the related documents require confirmation from the Rating Agency that exercise of the defeasance option will not cause a downgrade or withdrawal of the rating assigned to any securities backed by the Mortgage Loan and require the Borrower to pay any Rating Agency fees and expenses.

         30. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

         31. Inspection. Except as set forth on Schedule C-31, the Seller, an affiliate of the Seller, or a correspondent in the conduit funding program of the Seller, inspected, or caused the inspection of, each Mortgaged Property securing a Mortgage Loan within twelve
(12) months of the Closing Date.

         32. No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Exhibit C.

         33. Due-on-Sale. The Mortgage for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Borrower, is transferred or sold, other than by reason of: (i) if the related Mortgaged Property is a residential cooperative property, transfers of stock of the Borrower in connection with the assignment of a proprietary lease for an apartment unit in the related Mortgaged Property by a tenant-shareholder of the Borrower to other persons who by virtue of such transfers become tenant-shareholders in the Borrower; and (ii) in the case of other types of Mortgaged Properties, family and estate planning transfers, transfers of less than a controlling interest in the Borrower, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Borrower, transfers among affiliated Borrowers with respect to cross-collateralized Mortgaged Loans or multi-property Mortgage Loans, transfers among co-Borrowers or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan. Except in the case where the related Mortgaged Property is a residential cooperative property, the related Mortgage Loan Documents require the Borrower under each Mortgage Loan to pay all reasonable fees and expenses associated with securing the consent or approval of the holder of the related Mortgage for all actions requiring such consent or approval under the related Mortgage, including the cost of counsel opinions relating to REMIC or other securitization and tax issues or require the payment of a specified fee or fees, including a 1% assumption fee that would be applied to pay such fees and expenses.

         34. Single Purpose Entity. Except in cases where the related Mortgaged Property is a residential cooperative property and, further, except as otherwise described on Schedule C-34 hereto, each Mortgage Loan with an original principal balance over $5,000,000.00 requires the related Borrower to be, at least for so long as the Mortgage Loan is outstanding, and to the Seller's actual knowledge, the related Borrower is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, which is formed or organized solely for the purpose of owning and operating the related Mortgaged Property or Properties; does not engage in any business unrelated to such Mortgaged Property or Properties and the financing thereof; and whose organizational documents provide, or which entity represented and covenanted in the related Mortgage Loan Documents, substantially to the effect that such Borrower (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan Documents;
(iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and
(iv) holds itself out as being a legal entity, separate and apart from any other person. In addition, each Mortgage Loan with a Cut-off Date Principal Balance of $20,000,000 or more, except in cases where the related Mortgaged Property is a residential cooperative property and, further, except as set forth on Schedule C-

34, the related Borrower's organizational documents provide substantially to the effect that the Borrower shall: conduct business in its own name; not guarantee or assume the debts or obligations of any other person; not commingle its assets or funds with those of any other person; prepare separate tax returns and financial statements, or if part of a consolidated group, be shown as a separate member of such group; transact business with affiliates on an arm's length basis; hold itself out as being a legal entity, separate and apart from any other person, and such organizational documents further provide substantially to the effect that: any dissolution and winding up or insolvency filing for such entity is prohibited or requires the consent of an independent director or member or the unanimous consent of all partners or members, as applicable; such documents may not be amended with respect to the Single-Purpose Entity requirements without the approval of the mortgagee or rating agencies; the Borrower shall have an outside independent director or member. Except in cases where the related Mortgaged Property is a residential cooperative property, the Seller has obtained, with respect to each Mortgage Loan having a Cut-off Date Principal Balance of $20,000,000 or more, in connection with its origination or acquisition thereof, a counsel's opinion regarding non-consolidation of the Borrower in any insolvency proceeding involving any other party. To the Seller's actual knowledge, each Borrower has fully complied with the requirements of the related Mortgage Note and Mortgage and the Borrower's organizational documents regarding Single-Purpose-Entity status. The organization documents of any Borrower on a Mortgage Loan having a Cut-off Date Principal Balance of $20,000,000 or more that is a single member limited liability company, provide that the Borrower shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member. Any such single member limited liability company Borrower is organized in jurisdictions that provide for such continued existence, and the Seller has obtained, in connection with its origination or acquisition of the subject Mortgage Loan, an opinion of such Borrower's counsel confirming such continued existence and that the applicable law provides that creditors of the single member may only attach the assets of the member including the membership interests in the Borrower but not the assets of the Borrower.

         35. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

         36. Tax Parcels. Except as described on Schedule C-36 of this Agreement, each Mortgaged Property constitutes one or more complete separate tax lots containing no other property, or is subject to an endorsement under the related Title Policy insuring same, or an application for the creation of separate tax lots complying in all respects with the applicable laws and requirements of the applicable governing authority has been made and approved by the applicable governing authority and such separate tax lots shall be effective for the next tax year.

         37. ARD Loans. Except as described on Schedule C-37, each Mortgage Loan which is an ARD Loan commenced amortizing on its initial scheduled Due Date, and provides that: (i) its Mortgage Rate will increase by at least two (2) percentage points in connection with the passage of its Anticipated Repayment Date; (ii) its Anticipated Repayment Date is not less than seven (7) years following the origination of such Mortgage Loan; (iii) no later than the related Anticipated Repayment Date, the related Borrower is required (if it has not previously done so) to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the Master Servicer; and (iv) any net cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the scheduled principal and interest payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures.

         38. Security Interests. The security agreements, financing statements or other instruments, if any, related to the Mortgage Loan establish and create, and a UCC financing statement has been filed and/or recorded in all places required by applicable law for the perfection of (to the extent that the filing of such a UCC financing statement can perfect such a security interest), a valid security interest in the personal property granted under such Mortgage (and any related security agreement), which in all cases includes elevators and all Borrower-owned furniture, fixtures and equipment material to the operation and use of the Mortgaged Property as presently operated, and if such Mortgaged Property is a hotel operated by the related Borrower, then such personal property constitutes such portion of the material personal property required to operate the Borrower's business as the Seller considered appropriate in light of its underwriting standards; any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien and security interest on the property described therein (subject to the exceptions set forth in Paragraph 13 above), which lien/security interest shall, in the case of (i) elevators at all Mortgaged Properties having the same and (ii) all Borrower-owned furniture, fixtures and equipment at Borrower operated hotel properties, be a first priority lien/security interest except for certain personal property subject to purchase money security interests and personal property leases. In the case of any Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC Financing Statements have been filed as necessary, in each case, to perfect a valid first priority security interest in the related revenues with respect to such Mortgaged Property. An assignment of each UCC financing statement relating to the Mortgage Loan has been executed by the Seller in blank which the Purchaser or Trustee, as applicable, or its designee is authorized to complete and to file in the filing office in which such financing statement was filed. Each Mortgage Loan and the related Mortgage (along with any security agreement and UCC financing statement), together with applicable state law, contain customary and enforceable provisions such as to render the rights and remedies of the holders thereof adequate for the practical realization against the personal property described above, and the principal benefits of the security intended to be provided thereby.

         39. Disclosure to Environmental Insurer and Other Matters. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy, then the Seller:

         (a) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; and

         (b) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy, then: (x) all premiums for such insurance have been paid; (y) such insurance is in full force and effect; and (z) (i) an environmental report, a property condition report or an engineering report was prepared that included an assessment for lead based paint ("LBP") (in the case of a multifamily property built prior to 1978), asbestos containing materials ("ACM") (in the case of any property built prior to 1985) and radon gas ("RG") (in the case of a multifamily property) at such Mortgaged Property and (ii) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting such Mortgaged Property, then, except as otherwise described on Schedule C-39, (A) the related Borrower was required to remediate such condition or circumstance prior to the closing of the subject Mortgage Loan, or (B) the related Borrower was required to provide additional security reasonably estimated to be adequate to cure such condition or circumstance, or (C) the related Mortgage Loan documents require the related Borrower to establish an operations and maintenance plan with respect to such condition or circumstance after the closing of such Mortgage Loan. If the Mortgage Loan is listed on Schedule C-12(EI) and the environmental insurance for such Mortgage Loan is not a secured creditor policy but was required to be obtained by the Borrower, then the holder of the Mortgage Loan is entitled to be an additional insured under such policy, all premiums have been paid, such insurance is in full force and effect and, to the Seller's knowledge, the Borrower has made the disclosures and complied with the requirements of clauses
(a) and (b) of this Paragraph 39.

         40. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treas. Reg. Section 1.860G-1(b)(2).

         41. Operating Statements. Except for the Mortgage Loans with an initial principal balance less than $3,000,000, which may only require annual statements, and except as set forth on Schedule C-41, each Mortgage Loan requires the Borrower, in some cases only at the request of the holder of the related Mortgage, to provide the owner or holder of the related Mortgage with at least quarterly and annual operating statements, rent rolls (if there is more than one tenant) and related information (except in cases where the related Mortgaged Property is a residential cooperative property) and annual financial statements, which annual financial statements with respect to each Mortgage Loan with an original principal balance greater than $20 million shall be audited (or prepared and certified) by an independent certified public accountant upon the request of the holder of the related Mortgage.

         42. Servicing Rights. Except as set forth on Schedule C-42 or as otherwise contemplated in this Agreement or the Pooling and Servicing Agreement, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

         43. Recourse. Each Mortgage Loan (other than a Mortgage Loan secured by a residential cooperative property) is non-recourse; provided that, except as described on Schedule C-43 or for Mortgage Loans with a Cut-off Date Principal Balance of less than $5,000,000, the Borrower and either a principal of the Borrower or other individual guarantor, with assets other than any interest in the Borrower, is liable in the event of (i) fraud or material misrepresentation,
(ii) misapplication or misappropriation of rents, insurance payments, condemnation awards or tenant security deposits, (iii) violation of applicable environmental laws or breaches of environmental covenants or (iv) the filing of a voluntary bankruptcy or insolvency proceeding by the Borrower; and provided, further, that, with respect to clause (iii) of the preceding proviso, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement. No waiver of liability for such non-recourse exceptions has been granted to the Borrower or any such guarantor or principal by the Seller or anyone acting on behalf of the Seller.

         44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that has not been assigned to the Purchaser.

         45. Fee Simple or Leasehold Interests. The interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

         46. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

         47. Originator's Authorization To Do Business. To the extent required under applicable law, as of the Mortgage Loan's funding date and at all times when it held such Mortgage Loan, the originator of each Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located, except where the failure to be so authorized does not adversely affect the enforceability of such Mortgage Loan.

         48. No Fraud In Origination. In the origination of the Mortgage Loan, neither the originator nor any employee or agent of the Seller or the originator, participated in any fraud or intentional material misrepresentation with respect to the Borrower, the Mortgaged Property or any guarantor. To the Seller's actual knowledge, no Borrower is guilty of defrauding or making an intentional material misrepresentation to the Seller or originator with respect to the origination of the Mortgage Loan, the Borrower or the Mortgaged Property.

         49. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's actual knowledge, had no interest, direct or indirect, in the Borrower, the Mortgaged Property or in any loan made on the security of the Mortgaged Property, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; to the Seller's knowledge, the appraisal and appraiser both satisfy the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

         50. Jurisdiction of Organization. Each Borrower under a Mortgage Loan was organized under the laws of the United States or the laws of a jurisdiction located within the United States, its territories and possessions.

         51. Borrower Concentration. Except as otherwise specified on Schedule C-51, no single Borrower or group of affiliated Borrowers is/are the obligor(s) under any one or more Mortgage Loans with a Cut-off Date Principal Balance of $50,000,000 or more.

         52. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan Documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of the Seller or its agents (which shall include the Master Servicer). All such escrow deposits which are required for the administration and servicing of such Mortgage Loan are conveyed hereunder to the Purchaser.

         53. Access. The Mortgaged Property securing each Mortgage Loan is located on or adjacent to a public road, or has access to an irrevocable easement permitting ingress and egress.

                EXCEPTIONS TO MLPA REPRESENTATION AND WARRANTIES

                                  SCHEDULE C-6
                   MORTGAGE STATUS; WAIVERS AND MODIFICATIONS

              An assumption of Loan No. 13445/Valley Square closed
                         approximately October 4, 2001.

                                  SCHEDULE C-14
                                    INSURANCE

With respect to Loan No. 13186/3111, 3141 and 3151 Coronado, the insurer that issued the property and liability insurance has an S&P rating of "BBB+" and an A.M. Best rating of "A-: X". The related Mortgage Loan Documents require the related Borrower to maintain such property and liability insurance with one or more insurers satisfactory to the mortgagee in its sole discretion and having a rating of at least "A:V" by A.M. Best.

                                  SCHEDULE C-18

                              LEASEHOLD ESTATE ONLY

         Mortgage Loan No. 10013614/Bayshore Mall is secured by a mortgage lien on (i) Borrower's fee simple interest in an anchored retail shopping mall and related surface parking lots and (ii) Borrower's leasehold interest in a small portion of a surface parking area which is leased by Borrower from the City of Eureka, California. Currently, the parking spaces in the ground leased area are not being utilized by the Borrower. Seller, based on due diligence customary for prudent commercial lenders in the origination of commercial mortgage loans similar to the Bayshore Mall Mortgage Loan, determined that the failure to have use of the ground leased parking area would not negatively affect the zoning compliance of the Mortgaged Property. The following disclosures apply with respect to that portion of the parking area that is the subject of the ground lease:

         a. The Ground Lease provides that it may be assigned incident to any mortgage financing of the adjoining retail shopping mall property upon the consent of the Executive Officer of the State Coastal Conservancy. Such consent was not specifically obtained in connection with the loan closing.

         The ground leased property may only be used for a parking area with a portion of such parking area to be used for visitors to the adjacent marsh land area.

         b. The Ground Lease does not address mortgages or other liens upon the related Fee Interest.

         c. The Ground Lease does not address the assignability of the Ground Lease to the Purchaser.

         e. Although the Ground Lease requires the lessor to give notice of default to the mortgagee, it does not specifically provide that no notice of termination is effective against the mortgagee unless a copy has been delivered to such mortgagee.

         f. The mortgagee is given the right to cure defaults within the stated cure period unless the lessor enters into a new agreement with the mortgagee.

         h. The Ground Lease does not specifically require the lessor to enter into a new lease with the mortgagee upon termination of the Ground Lease at a result of rejection in bankruptcy.

         i. The Ground Lease is silent as to casualty proceeds (the property is a surface parking lot) and the Borrower is entitled to a pro-rata portion of any condemnation awards.

         j. The Ground Lease provides that no sublease is allowed without the consent of the owner of the Fee Interest.

         k. The Ground Lease does not specifically address quiet enjoyment.

         l. The Ground Lease does not specifically provide that it may not be amended or modified without the prior consent of the mortgagee.

                                  SCHEDULE C-21

         NO EQUITY INTEREST, EQUITY PARTICIPATION OR CONTINGENT INTEREST

         Loan No. 14222/Sterling University - Grove and Loan No. 14248/Sterling University - Meadows each provide for monthly interest only payments through May 1, 2003.

                                  SCHEDULE C-23

                              OTHER MORTGAGE LIENS

         With respect to Loan No. 13186/3111, 3141 and 3151 Coronado, the related Mortgage permits future mezzanine financing only with the lender's prior written consent and only upon satisfaction of criteria specified in the Mortgage, including a specified debt service coverage ratio, execution of an intercreditor and subordination agreement, rating agency confirmation, and establishment of a lockbox account.

                                  SCHEDULE C-26

                              LICENSES AND PERMITS

         The Mortgage Loan Documents for Loan No. 14222/Sterling University - Grove and Loan No. 14248/Sterling University - Meadows do not specifically require the related Borrower to be qualified to do business but do require the Borrower to do all things necessary to preserve existence.

                                  SCHEDULE C-33

                                 DUE - ON - SALE

         With respect to Loan No. 13186/3111, 3141 and 3151 Coronado, the related Mortgage permits future mezzanine financing only with the lender's prior written consent and only upon satisfaction of criteria specified in the Mortgage, including a specified debt service coverage ratio, execution of an intercreditor and subordination agreement, rating agency confirmation, and establishment of a lockbox account.

                                  SCHEDULE C-34

                              SINGLE PURPOSE ENTITY

         The organizational documents of the Borrower for Loan No. 13614/BayShore Mall do not require that the related Borrower prepare separate tax returns but do require the maintenance of separate financial statements.

                                  SCHEDULE C-36

                                   TAX PARCELS

         The tax parcel for the Mortgaged Property securing Loan No. 13754/Signal Butte includes additional property. It is anticipated that this situation will be resolved by September 2002. Seller has required on escrow of funds for taxes for all property included in the tax parcel until such time that Seller has received satisfactory evidence that the property has been issued a tax parcel identification number that includes no other property.

                                  SCHEDULE C-41

                              OPERATING STATEMENTS

         With the exception of Loan Nos. 11579/63-101 Sprague Street, 13445/Valley Square, 14222/Sterling University - Grove and 14248/Sterling University - Meadows, none of the Mortgage Loans require the delivery of an annual financial statement of the related Borrower, but do require the delivery of an annual balance sheet of the related Borrower.

         Loan Nos. 14222/Sterling University - Grove and 14248/Sterling University - Meadows require rent rolls to be delivered annually and upon lender's request, but do not require the delivery of quarterly rent rolls.

         Loan Nos. 13186/3111-3151 Coronado, 13614/GGP Bayshore Mall, 15087/Governor's Plaza, 15095/Tri-County Marketplace, 15096/King's Mall, 15097/Eastgate Square and 15098/Coldwater Crossing do not require the delivery of annual financial statements audited (or prepared and certified) by an independent certified public accountant upon the request of the holder of the related Mortgage but do require such statements to be delivered and to be certified by either (i) the chief financial officer of the related Borrower,
(ii) another Person designated in the related Mortgage Loan Documents, or (iii) another Person acceptable to the holder of the related Mortgage.

                                  SCHEDULE C-42

                                SERVICING RIGHTS

         A third party is entitled to receive a correspondent servicing fee with respect to Loan No. 14062/600 Memorial Drive.

                                  SCHEDULE S-43

                                    RECOURSE

         Loan Nos. 11579/63-101 Sprague Street, 13105/Northpointe Plaza and 13445/Valley Square provides for liability in the event of intentional misrepresentation rather than material misrepresentation.

         The following Mortgage Loans do not provide for liability in the event of the filing of a voluntary bankruptcy or insolvency proceeding by the
Borrower:

         1286              Oakridge Shopping Center
         13754             Signal Butte
         14222             Sterling University - Grove
         14248             Sterling University - Meadows

         Loan No. 12903/1934 18th Street provides for full recourse against the Borrower.

         With respect to each of the following Mortgage Loans, the principal of Borrower liable for the specified "carve-outs" is an entity rather than an individual:

         13105             Northpointe Plaza
         14222             Sterling University - Grove
         14248             Sterling University - Meadows
         15087             Governor's Plaza
         15095             Tri-County Marketplace
         15096             King's Mall
         15097             Eastgate Square
         15098             Coldwater Crossing

                                  EXHIBIT D-1A

                      FORM OF CERTIFICATE OF THE SECRETARY
                     OR AN ASSISTANT SECRETARY OF THE SELLER

                          KEYBANK NATIONAL ASSOCIATION

                        ASSISTANT SECRETARY'S CERTIFICATE

         I, Steven N. Bulloch, hereby certify that I am a duly appointed Assistant Secretary of KeyBank National Association, a national banking association (the "Bank"), and further certify as follows:

         1. Attached hereto as Attachment A are true, correct and complete copies of the Articles of Association and the By-Laws of the Bank, which are in full force and effect on the date hereof.

         2. Attached hereto as Attachment B are the resolutions of the board of directors of the Bank authorizing and approving the Bank's execution, delivery and performance of (a) the Mortgage Loan Purchase Agreement, dated as of November 1, 2001 (the "Mortgage Loan Purchase Agreement"), between Credit Suisse First Boston Mortgage Securities Corp., as purchaser and the Bank, as seller, and (b) the corresponding Indemnification Agreement referred to in the Mortgage Loan Purchase Agreement (the "Indemnification Agreement"). Such resolutions are in full force and effect on the date hereof and do not conflict with any other resolutions of the board of directors of the Bank in effect on the date hereof.

         3. Attached hereto as Attachment C is a certificate of good standing with respect to the Bank issued by the Comptroller of the Currency within 30 days of the date hereof and no event (including, without limitation, any act or omission on the part of the Bank) has occurred since the date thereof that has affected the good standing of the Bank under the laws of the United States of America.

         4. Each person who, as an officer or representative of the Bank, signed the Mortgage Loan Purchase Agreement, the Indemnification Agreement or any other document or certificate delivered by or on behalf of the Bank prior hereto or on the date hereof in connection with the transactions contemplated in the Mortgage Loan Purchase Agreement and/or the Indemnification Agreement, was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or representative, and the signature of each such person appearing on any such documents is his or her genuine signature.




                                     D-1A-1

         Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Mortgage Loan Purchase Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of November __, 2001.

                                     By:
                                        ---------------------------------------
                                     Name:  Steven N. Bulloch
                                     Title: Assistant Secretary










                                     D-1A-2

                                  ATTACHMENT A

                 ARTICLES OF ASSOCIATION AND BY-LAWS OF THE BANK















                                     D-1A-3

                                  ATTACHMENT B

                             RESOLUTIONS OF THE BANK












                                     D-1A-4

                                  ATTACHMENT C

                        OCC CERTIFICATE OF GOOD STANDING













                                     D-1A-5

                                  EXHIBIT D-1B

                        FORM OF CERTIFICATE OF THE SELLER

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-CKN5

                   CERTIFICATE OF KEYBANK NATIONAL ASSOCIATION

         In connection with the execution and delivery by KeyBank National Association ("KeyBank") of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated as of November 1, 2001 (the "Mortgage Loan Purchase Agreement"), between Credit Suisse First Boston Mortgage Securities Corp. ("CSFBMSC"), as purchaser, and KeyBank, as seller, and that certain Indemnification Agreement dated as of November 1, 2001 (the "Indemnification Agreement and, together with the Mortgage Loan Purchase Agreement, the "Agreements"), between KeyBank, CSFBMSC and Credit Suisse First Boston Corporation, as representative of the Underwriters and as initial purchaser of the Privately Offered Certificates, the undersigned hereby certifies that (i) the representations and warranties of KeyBank in the Agreements are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) KeyBank has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

         Certified this          day of November, 2001.

                                         KEYBANK NATIONAL ASSOCIATION

                                         By:
                                            ----------------------------------
                                            Name:
                                            Title:




                                     D-1B-1

                                  EXHIBIT D-2A

               FORM OF OPINION OF IN-HOUSE COUNSEL TO THE SELLER,

                            PURSUANT TO SECTION 7(VI)

                                November 13, 2001

Moody's Investors Service, Inc.             Standard & Poor's Ratings Services
99 Church Street                            55 Water Street.
New York, NY  10007                         New York, NY  10041-0003

McDonald Investments Inc.                   Wells Fargo Bank Minnesota, N.A.
800 Superior Avenue, 17th Flr.              45 Broadway, 12th Flr.
Cleveland, OH  44114                        New York, NY  10006

Credit Suisse First Boston                  Credit Suisse First Boston
   Corporation                                  Mortgage Securities Corp.
11 Madison Avenue                           11 Madison Avenue
New York, NY 10010                          New York, NY  10010

Lehman Brothers Inc.
101 Hudson
Jersey City, New Jersey  07302


     Re:  Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CKN5
          ---------------------------------------------------------------------

Ladies and Gentlemen:

         As Senior Vice President and Associate General Counsel of KeyBank National Association, a national banking association (the "Bank"), I have acted as counsel to the Bank and to its affiliate KeyCorp Real Estate Capital Markets, Inc. (the "Corporation"), in connection with the negotiation, execution and delivery by the Bank and the Corporation of the agreements listed below.

         In that regard, I or attorneys working under my direction have examined and relied upon originals or copies, certified or otherwise identified to my satisfaction as being true copies of all such records of the Bank and the Corporation, all such agreements, certificates and other documents as I have deemed necessary as a basis for the opinions set forth herein, including the following agreements executed in connection with the above referenced securities:

         1. The Mortgage Loan Purchase Agreement between the Bank and Credit Suisse First Boston Mortgage Securities Corp. ("CSFBMSC");

         2. The Pooling and Servicing Agreement among the Corporation, as General Master Servicer and General Special Servicer, National Consumer Cooperative Bank, as Co-op Master Servicer and Co-op Special Servicer, CSFBMSC, as Depositor, and Wells Fargo Bank Minnesota, N.A., as Trustee; and


                                     D-2A-1

         3. The Mortgage Loan Seller Indemnification Agreement among the Bank, CSFBMSC and Credit Suisse First Boston Corporation, as Representative of the Underwriters and Initial Purchaser.

         The agreements listed in items 1 through 3 above are collectively referenced herein as the "Agreements."

         In such examination, I or such attorneys working under my direction have assumed the genuineness of all signatures other than those signatures for the Bank and the Corporation, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, and the conformity to authentic original documents of all documents submitted to me as certified or photostatic copies. I or such attorneys have investigated such questions of law for the purpose of rendering these opinions as I have deemed necessary.

         Based on the foregoing, and subject to the limitations and qualifications set forth below, I am of the opinion that:

         (a) the Bank has been duly organized and is validly existing as a national banking association in good standing under the laws of the United States of America, with corporate power and authority to own its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under the Agreements it is a party to;

         (b) the Corporation has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Ohio;

         (c) the Corporation has the corporate power and authority to own its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under the Agreements it is a party to;

         (d) the Agreements to which it is a party have been duly and validly authorized, executed and delivered by each of the Bank and the Corporation;

         (e) neither the execution and delivery by the Bank of the Agreements it is a party to, nor the consummation by the Bank of the transactions contemplated by such Agreements, nor the performance by the Bank of its obligations thereunder will result in a material breach or violation of, or constitute a material default under (i) the Articles of Association or by-laws, as amended, of the Bank, (ii) the terms of applicable current provisions of statutory law or regulation, (iii) any existing obligation of the Bank under any indenture, agreement, or instrument actually known to me, after reasonable investigation, which breach, violation or default would reasonably be expected to have a material adverse effect on the condition of the Bank, financial or otherwise, or adversely affect the transactions contemplated by, or the Bank's performance of its obligations under, the Agreements to which the Bank is a party, or (iv) the terms of any order, writ, judgement or decree actually known to me after reasonable investigation, issued by a court of competent jurisdiction and specifically directed to the Bank or its property;

         (f) neither the execution and delivery by the Corporation of the Agreements it is a party to, nor the consummation by the Corporation of the transactions contemplated by such Agreements, nor the performance by the Corporation of its obligations thereunder will result in a material breach or violation of, or constitute a material default under (i) the Articles of Incorporation or

                                     D-2A-2
by-laws, as amended, of the Corporation, (ii) the terms of applicable current provisions of statutory law or regulation, (iii) any existing obligation of the Corporation under any indenture, agreement, or instrument actually known to me, after reasonable investigation, which breach, violation or default would reasonably be expected to have a material adverse effect on the condition of the Corporation, financial or otherwise, or adversely affect the transactions contemplated by, or the Corporation's performance of its obligations under, the Agreements to which the Corporation is a party, or (iv) the terms of any order, writ, judgement or decree actually known to me after reasonable investigation, issued by a court of competent jurisdiction and specifically directed to the Corporation or its property;

         (g) no consent, approval or authorization of, or filing with, any governmental agency or body is required of either the Bank or the Corporation in connection with its execution, delivery and performance of the Agreements to which it is a party, except such consents, approvals or authorizations as have been obtained or such filings as have been made; and

         (h) to my actual knowledge, after reasonable investigation, there are no actions, proceedings or investigations pending or threatened against the Bank or the Corporation before any court, administrative agency, or tribunal (i) asserting the invalidity of any of the Agreements, (ii) seeking to prevent the consummation of any of the transactions contemplated by any of the Agreements, or (iii) that could reasonably be expected to materially and adversely affect the enforceability of any of the Agreements against the Bank or the Corporation, as the case may be, or the ability of the Bank or the Corporation, as the case may be, to perform its obligations thereunder.

         For purposes of this opinion letter, I have assumed that (i) the Agreements have been duly executed and delivered by all parties thereto (other than the Bank and/or the Corporation, as the case may be) and are valid and binding upon and enforceable against such parties (other than the Bank and/or the Corporation, as the case may be), subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and (ii) there has been no mutual mistake of fact or misunderstanding, fraud, duress, or undue influence.

         The opinions expressed above are limited to Federal law and the laws of the State of Ohio.

         This opinion is rendered solely to the addressees hereof, for their use in connection with the transactions contemplated herein and may not be relied upon for any other purpose or by any other person.

                                    Very truly yours,


                                    Robert C. Bowes
                                    Senior Vice President and
                                    Associate General Counsel



                                     D-2A-3

                                  EXHIBIT D-2B

       FORM OF OPINION OF PHILLIPS, LYTLE, HITCHCOCK, BLAINE & HUBER LLP,
                           PURSUANT TO SECTION 7(VII)

                                November 13, 2001

Credit Suisse First Boston Corporation   Wells Fargo Bank Minnesota, N.A.
11 Madison Avenue                        45 Broadway, 12th Floor
New York, NY 10010                       New York, NY 10006

Credit Suisse First Boston Mortgage      McDonald Investments Inc.
Securities Corp.                         800 Superior Avenue
11 Madison Avenue                        Cleveland, OH 44114
New York, NY 10010

Moody's Investors Service, Inc.          Standard & Poor's Rating Services,
99 Church Street                         a division of The McGraw-Hill Companies
New York, NY 10007                       55 Water Street
                                         New York, NY 10041
Lehman Brothers
101 Hudson Street
Jersey City, NJ 07302


     Re: Pooling and Servicing Agreement among Credit Suisse First Boston Mortgage Securities Corp., as Depositor ("Depositor"), KeyCorp Real Estate Capital Markets, Inc., as General Master Servicer and General Special Servicer, National Consumer Cooperative Bank as Co-op Master Servicer and Co-op Special Servicer and Wells Fargo Bank Minnesota, N.A., as Trustee dated as of November 12, 2001 ("PSA")

                                         and

          Mortgage Loan Purchase Agreement between KeyBank National Association, as Seller, and Credit Suisse First Boston Mortgage Securities Corp., as Purchaser dated November 1, 2001 ("MLPA" and together with the PSA, the "Agreements")

Ladies and Gentlemen:

         We have acted as special local counsel to KeyCorp Real Estate Capital Markets, Inc. ("Company"), as General Special Servicer in connection with the execution and delivery of the PSA, and to KeyBank National Association ("KeyBank"), as Seller in connection with the execution and delivery of the MLPA.

         In connection with rendering our opinion, we have reviewed the PSA and the MLPA and have made such investigations of law as we have deemed necessary or appropriate to enable us to render

                                    D-2B-1
this opinion. As to facts material to our opinion we have, when relevant facts were not independently established, relied upon the representations of the Company and KeyBank in the Agreements.

         In rendering the opinions expressed herein, we have assumed (i) the genuineness of all signatures by each party; (ii) the authenticity of all documents submitted to us as originals; (iii) the conformity to original documents of all documents submitted to us as conformed or photostatic copies;
(iv) the conformity in all material respects of the final executed forms of the Agreements with the versions submitted to us in draft form on November 8, 2001;
(v) the due formation and valid existence of the parties to the Agreements; and
(vi) the due authorization, execution and delivery of the Agreements by the parties thereto, and their power and authority (including the obtaining of all necessary permits, licenses and approvals) to execute and perform each of the Agreements.

         Based upon the foregoing assumptions and subject to the qualifications hereinafter set forth, it is our opinion that, as of the date hereof:

         1. The PSA constitutes the legal, valid and binding contract and agreement of the Company and is enforceable in accordance with its terms.

         2. The MLPA constitutes the legal, valid and binding contract and agreement of KeyBank and is enforceable in accordance with its terms.

         Our opinions concerning the enforceability of the Agreements are subject to the qualification that:

         (a) enforceability may be limited by or subject to (i) state and/or federal bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies; (ii) an implied duty of good faith; and (iii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

         (b) certain provisions of the Agreements may be unenforceable in whole or in part, although the inclusion of such provisions does not render any of the Agreements invalid as a whole, and the Agreements contain legally adequate provisions for enforcing the other obligations of the parties thereunder and for the practical realization of the principal rights and benefits purported to be afforded thereby, subject to the economic consequences of any judicial, administrative, or other procedural delay in connection with such enforcement and realization.

         In connection with servicing by the Company of mortgages on residential property located in New York State, we point out that Section 6-k of the New York Banking Law imposes certain obligations on mortgagees with respect to casualty insurance escrow accounts, and Section 254 of the New York Real Property Law imposes certain restrictions on the right of the mortgagee to retain casualty insurance proceeds.

         We express no opinion as to the applicability to, or effect on, the transactions contemplated by either of the Agreements of any federal or state securities law.

         We are qualified to practice law in the State of New York and we do not purport to be experts on, or to express any opinion herein concerning, any matter governed by the laws of any jurisdiction other than the laws of the State of New York and the federal law of the United States. This



                                    D-2B-2
letter is furnished to you solely for your benefit in connection with the transactions contemplated by the Agreements. This opinion is not to be publicly filed, used, circulated, quoted or otherwise relied upon by any other person or entity or, for any other purpose, without our prior written consent.

                                              Very truly yours,












                                    D-2B-3

                                  EXHIBIT D-2C

              FORM OF OPINION OF POLSINELLI SHALTON & WELTE, P.C.,

                           PURSUANT TO SECTION 7(VIII)

                                November 13, 2001

Credit Suisse First Boston Corporation       Wells Fargo Bank Minnesota, N.A.
11 Madison Avenue                            45 Broadway, 12th Floor
New York, New York 10010                     New York, New York 10006

Credit Suisse First Boston Mortgage          Moody's Investors Service, Inc.
   Securities Corp.                          99 Church Street
11 Madison Avenue                            New York, New York 10007
New York, New York 10010

Lehman Brothers                              Standard & Poor's Rating Services
101 Hudson                                   55 Water Street
Jersey City, New Jersey 07302                New York, New York 10041-0003

McDonald Investments Inc.
800 Superior Avenue
Cleveland, Ohio 44114


     Re: Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2001-CKN5

Ladies and Gentlemen:

         We have acted as special counsel to KeyBank National Association, a national banking association ("Key"), in connection with the following transactions (collectively, the "TRANSACTIONS"):

         (i) the sale by Key, and the purchase by Credit Suisse First Boston Mortgage Securities Corp. (the "DEPOSITOR") (such Transaction, the "SALE"), of certain multifamily and commercial mortgage loans (the "MORTGAGE LOANS"), pursuant to that certain Mortgage Loan Purchase Agreement dated as of November 1, 2001 (the "LOAN PURCHASE AGREEMENT"), between Key as seller and the Depositor as purchaser;

         (ii) the creation of a common law trust (the "TRUST") and the issuance of Commercial Mortgage Pass-Through Certificates, Series 2001-CKN5 (the "CERTIFICATES"), pursuant to that certain Pooling and Servicing Agreement dated as of November 12, 2001 (the "POOLING AND SERVICING AGREEMENT"), among the Depositor as Depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as General Master Servicer and General Special Servicer, National Consumer Cooperative Bank as Co-op Master Servicer and Co-op Special Servicer, and Wells Fargo Bank Minnesota, N.A. as trustee (the "TRUSTEE"); and


                                     D-2C-1

         (iii) the transfer of the Mortgage Loans by the Depositor to the Trust, pursuant to the Pooling and Servicing Agreement in exchange for the issuance of the Certificates at the direction of the Depositor.

         The Loan Purchase Agreement and the Pooling and Servicing Agreement are collectively referred to herein as the "AGREEMENTS". Capitalized terms not defined in this letter have the respective meanings set forth in the Pooling and Servicing Agreement and, to the extent not defined therein, in the Loan Purchase Agreement.

         Under the terms of the Loan Purchase Agreement, Key will sell to the Depositor, without recourse (except to the extent specified therein), all right, title and interest of Key in and to the Mortgage Loans and the proceeds thereof. Pursuant to the Pooling and Servicing Agreement, the Depositor will transfer the Mortgage Loans to the Trustee, and the Trust will issue the Certificates representing interests in the Trust. The following twenty-three classes of Certificates representing beneficial interests in the Trust Fund will be issued pursuant to the Pooling and Servicing Agreement: Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class A-X, Class A-Y, Class A-CP, Class R, and Class V.

         You have requested our opinion whether, in the event that the Federal Deposit Insurance Corporation (the "FDIC") were appointed as conservator or receiver for Key pursuant to Section 11(c) of the Federal Deposit Insurance Act (the "FDIA"), a court, which acted reasonably and correctly applied the law to the facts set forth herein after full consideration of all relevant factors, would hold that the Rule (as defined herein) applies to the Sale and the transfer of the Mortgage Loans by Key to the Depositor pursuant to the Loan Purchase Agreement would be enforceable against Key notwithstanding the appointment of the FDIC as conservator or receiver of Key.

     ASSUMPTIONS OF FACT

         In connection with this opinion, we have reviewed the Agreements and a certificate, dated the date hereof, of an officer of Key (the "KEY CERTIFICATE"), which certifies, to the best of such person's knowledge, inter alia, as to certain of the matters in the immediately succeeding paragraph as of the date hereof. This opinion is based solely upon our review of the Agreements and such other documents, and such other investigations of law and fact, as we have deemed necessary or advisable in connection with this opinion. Our opinion is limited to the specific issues of federal law addressed and is further limited in all respects, except as otherwise stated, to the facts assumed. We express no opinion as to any other matter.

         In rendering the opinions set forth herein, we have relied upon, and assumed, without independent investigation or inquiry, the following to be true at all relevant times:

         (a) All representations and warranties set out in the Agreements, and all statements in the Key Certificate and the certificates relating to the Agreements or furnished in connection with the Transactions pertaining to the transfer of the Mortgage Loans pursuant to the Agreements, are true and correct.

         (b) All signatures are genuine, all natural persons have the legal capacity to execute and deliver the documents signed by them, all documents submitted to us as originals are

                                     D-2C-2
     authentic and all documents submitted to us as certified or photostatic copies conform in all respects to the original documents.

         (c) Each of the Agreements has been duly authorized, executed and delivered by, and constitutes the legal, valid and binding obligation of all parties thereto, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, conservatorship, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

         (d) The execution, delivery and performance of the Agreements by the parties thereto do not violate any applicable law. All notices to, filings with, and approvals of, all applicable governmental or regulatory authorities required for the execution and delivery by Key, the Depositor, and the Trustee of the Agreements and the performance by Key, the Depositor, and the Trustee thereof have been obtained or made, and are in full force and effect.

         (e) Each of Key and the Depositor has taken all actions required under applicable law to effectuate the transfer of the Mortgage Loans.

         (f) There are no agreements or courses of prior dealing between any of the parties that would alter the relationships set forth in the Agreements.

         (g) The Depositor, Key, and the Trustee will at all times and in all respects that are material to the opinions expressed in this letter comply with all material provisions of the Agreements, as applicable.

         (h) Key is a national banking association, the deposits of which are insured by the FDIC pursuant to the provisions of the FDIA.

         (i) As of the date of this opinion, Key has not violated any law or regulation and is not in an unsafe or unsound condition that would constitute a basis for the appointment of a conservator or receiver pursuant to the FDIA.

         (j) Key received adequate consideration, which may not be modified subsequent to closing, for the transfer to the Depositor of the Mortgage Loans pursuant to the Loan Purchase Agreement. Key has no obligation to repay such consideration or any interest thereon to the Depositor. The purchase price for the Mortgage Loans reflects the good-faith determinations of Key and the Depositor of the fair market value of the Mortgage Loans and is equal to the price that the parties believe would be paid in a sale of the Mortgage Loans between other unaffiliated parties.

         (k) Each of Key, the Depositor, and the Trustee did not and will not
     (i) execute the Agreements or any other agreement to which it is a party in connection with the Transactions or (ii) otherwise effectuate or consummate any transfer of the Mortgage Loans pursuant to the Agreements or any other agreement, in any case:

         (1) in contemplation of Key's or the Depositor's insolvency;

                                     D-2C-3

         (2) with a view to preferring one creditor of Key or the Depositor over another or to preventing the application of Key's or the Depositor's assets in the manner required by applicable law or regulations;

         (3) after Key or the Depositor committed an act of insolvency; or

         (4) with any intent to hinder, delay, or defraud Key or the Depositor or any of their respective creditors, the FDIC or any other banking agency.

         (l) The execution, delivery and performance of each of the Agreements and the Transactions constitute bona fide and arm's length transactions and were and are undertaken in the ordinary course of business of the parties to such Agreements.

         (m) Key's assets are now, and are intended to be, sufficient to pay its ongoing business expenses as they incur and to discharge its liabilities in the event Key must be liquidated. Key's remaining property immediately after the Sale is not an unreasonably small amount of capital for Key's business operations.

         (n) The Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class A-CP, Class A-X and Class A-Y Certificates are, as of the date hereof, each rated in one of the four highest categories assigned to long-term debt or in an equivalent short-term category by S&P and Moody's.

         (o) It is the intention of Key and the Depositor to treat the transfer of the Mortgage Loans by Key to the Depositor pursuant to the Loan Purchase Agreement as a sale (as set forth in Section 11 of the Loan Purchase Agreement), and not a secured borrowing, including for accounting purposes, and that the Sale is entered into for the sole purpose of effectuating the Transactions under the Pooling and Servicing Agreement.

         (p) Key has irrevocably transferred the Mortgage Loans to the Depositor pursuant to the Loan Purchase Agreement, without recourse, and has relinquished all rights with respect to the Mortgage Loans. Key has no obligation to deliver to the Depositor other property, either in substitution of or in addition to the Mortgage Loans, in the event of a credit loss or decline in value of the Mortgage Loans. The Depositor has no right or obligation to transfer the Mortgage Loans back to Key, and Key has no right or obligation to reacquire any of the Mortgage Loans subsequent to the Sale.(1)


------------------------
(1) Key makes certain representations and warranties regarding the Mortgage Loans and, under certain circumstances, may be obligated to repurchase certain Mortgage Loans or substitute new loans due to a breach of any such representation or warranty. However, such obligation is limited, and any repurchase or substitution of Mortgage Loans pursuant to this obligation would result from the Mortgage Loans not being of the quality represented, and not from a decline in the value of or future payment defaults on the Mortgage Loans and does not give Key a general right to repurchase or otherwise reacquire the Mortgage Loans or to reclaim any of the benefits of its ownership.


                                     D-2C-4

         (q) All of the requirements of generally accepted accounting principles for treating the transfer of the Mortgage Loans as a sale have been satisfied (other than the "legal isolation" condition).

         (r) Key is and shall remain a separate and distinct entity from, and shall not commingle its assets with those of, the Depositor, the Trustee and/or the Trust. Key does not control, is not controlled by, and is not under common control with, directly or indirectly, the Depositor or the Trustee.

         (s) The Depositor is a Delaware corporation and is a "special purpose entity" (as defined in 12 C.F.R. ss. 360.6(a)(5)) and, as such, is primarily engaged in acquiring and holding (or transferring to another "special purpose entity") financial assets, and in activities related or incidental thereto, in connection with the issuance of beneficial interests by the Depositor (or by another "special purpose entity" that acquires financial assets directly or indirectly from the Depositor).

         (t) The Depositor, the Trustee or other appropriate party in interest would actively oppose any attempt to recharacterize the Mortgage Loans as property of Key's receivership or conservatorship estate under the FDIA.

     OPINION EXPRESSED

         Based on the reasoning and subject to the assumptions, qualifications and limitations set forth in this letter, it is our opinion that in a properly presented and decided case, a court would hold that the FDIC, if appointed as receiver or conservator of Key pursuant to Section 11(c) of the FDIA:

         (1) could not, in the exercise of its authority under 12 U.S.C. ss. 1821(e), reclaim, recover, or recharacterize as property of Key or the receivership the Mortgage Loans that have been transferred by Key to the Depositor pursuant to the Loan Purchase Agreement; and

         (2) could not seek to avoid the Loan Purchase Agreement under 12 U.S.C.ss. 1823(e).

         We wish to point out that we are giving no opinion (i) as to whether the transfer of the Mortgage Loans by Key to the Depositor and, in turn, by the Depositor to the Trust is a true sale or absolute conveyance, (ii) as to the perfection or priority of any ownership interest or security interest in the Mortgage Loans, (iii) concerning any law other than the federal laws of the United States of America, or (iv) concerning any matter not expressly addressed in this letter.

     DISCUSSION

         In an insolvency proceeding for Key, the United States Bankruptcy Code (the "BANKRUPTCY CODE") would not apply.(2) Therefore, neither the provisions of the Bankruptcy Code that impact the right of a secured creditor to liquidate collateral nor the provisions of Section 547 of the Bankruptcy Code concerning "preferential" transfers would apply in the event of the insolvency of Key. The FDIC

---------------------
(2) 11 U.S.C.ss.ss.109(b)(2) and (d).

                                     D-2C-5
is authorized under Sections 11(c)(1) and (2) of the FDIA to accept appointment as conservator, and is required to be appointed as receiver, for a federal savings bank such as Key.

         Our opinions above rely on the FDIC's rule regarding the treatment by the FDIC, as receiver or conservator of an insured depository institution, of financial assets transferred by the institution in connection with a securitization or participation (the "RULE").(3) If the Rule is applicable to the Sale, the FDIC will not use its authority to disaffirm or repudiate the Loan Purchase Agreement to reclaim, recover or recharacterize the Mortgage Loans as property of Key. As of the date of this opinion, the Rule has not been modified or repealed, and we are not aware of any reported judicial decision that questions the validity of the Rule.

         For the Sale to be covered by the Rule, the Sale must involve the (1) transfer of financial assets (2) in connection with a securitization or participation.(4) The first element is satisfied because the Sale is a transfer of the Mortgage Loans, each of which "conveys to one entity a contractual right to receive cash" and therefore qualifies as a "financial asset." (5)


         The second element requires a determination of whether the Sale is "in connection with a securitization or participation."(6) In our analysis we are relying on the Rule's treatment of transfers in connection with a securitization. We have found no case law that interprets the phrase "in connection with a securitization" under the Rule. The Rule states that a "securitization" means the issuance by a special purpose entity of beneficial interests, the most senior class of which is rated in one of the four highest rating categories by one or more nationally recognized statistical rating organizations or which are sold in transactions not involving any public offering or in transactions exempt from registration pursuant to Regulation S under the Securities Act.(7)


         The Sale is an integral part of the Transactions and is entered into for the sole purpose of effectuating the Transactions under the Pooling and Servicing Agreement. In connection with the Transactions, pursuant to the Loan Purchase Agreement Key will transfer the Mortgage Loans to the Depositor, which we have assumed to be a "special purpose entity" under the Rule. Pursuant to the Pooling and Servicing Agreement, the Depositor will then immediately sell the Mortgage Loans to the Trust, and the Trust will contemporaneously issue beneficial interests in the form of the Certificates for public and private sale. Key and the Depositor will engage in the Sale transaction for the sole purpose of effectuating the creation of the Trust and the issuance of the Certificates pursuant to the Pooling and Servicing Agreement. For these reasons, we believe that a court would hold that the Sale is "in connection with" the Transactions.

------------------
(3) See Treatment by the FDIC as Conservator or Receiver of Financial Assets Transferred by an Insured Depository Institution in Connection With a Securitization or Participation, 65 Fed. Reg. 49,189 (2000) (codified at 12 C.F.R. ss. 360.6).

(4) 65 Fed. Reg. 49,192 (2000) (codified at 12 C.F.R.ss.360.6(b)).

(5) 65 Fed. Reg. 49,191 (2000) (codified at 12 C.F.R.ss.360.6(a)(2)).

(6) 65 Fed. Reg. 49,192 (2000) (codified at 12 C.F.R.ss.360.6(b)).

(7) 65 Fed. Reg. 49,191 (2000) (codified at 12 C.F.R.ss.360.6(a)(4)(i)).

                                     D-2C-6

         For the Transactions to constitute a "securitization" under the Rule, the Trust must be a "special purpose entity," as defined by the Rule. The Rule defines "special purpose entity" to mean:

         a trust . . . or other entity demonstrably distinct from the insured depository institution that is primarily engaged in acquiring and holding (or transferring to another special purpose entity) financial assets, and in activities related or incidental thereto, in connection with the issuance by such special purpose entity (or by another special purpose entity that acquires financial assets directly or indirectly from such special purpose entity) of beneficial interests.(8)

         The Trust is a trust established upon effectuation of the Transactions under the laws of New York pursuant to the Pooling and Servicing Agreement. Key does not control, is not controlled by, nor is it under common control with, the Trustee or the Trust. Although a subsidiary of Key will act as a master servicer and special servicer of the Trust's assets for the benefit of the Trustee and the Certificateholders, the ultimate decision-making authority permitted under the Pooling and Servicing Agreement is vested in the Trustee and the Certificateholders or is otherwise limited or dictated by the terms of the Pooling and Servicing Agreement, as set forth in the Pooling and Servicing Agreement. Key will not share in the ownership of any of the principal assets of the Trust. Neither Key nor the Trust will commingle any of its assets with the other. Moreover, the documents evidencing the principal assets of the Trust, the Mortgage Notes and related Mortgage Files, will be assigned to and physically delivered into the possession of the Trustee, or a custodian appointed by the Trustee (which custodian may not, as set forth in the Pooling and Servicing Agreement, be Key or an affiliate of Key). Although the Rule does not provide any guidance regarding the circumstances under which a special purpose entity is "demonstrably distinct" from a depository institution, we believe that the facts set forth above demonstrate that the Trust is an entity distinct from Key.

         The Trust will be primarily engaged in acquiring and holding financial assets and in activities related or incidental thereto, in connection with the issuance of beneficial interests, which in this case are the Certificates. The Certificates fall within the Rule's definition of "beneficial interests" because they will be issued by the Trust and will entitle the Certificateholders to receive payments that depend primarily on the cash flow from the Mortgage Loans owned by the Trust. For the foregoing reasons, the Trust appears to satisfy the definition of a "special purpose entity" under the Rule.

         The other requirement for the Transactions to constitute a securitization under the Rule is also met because the most senior class of securities issued in the Transactions are rated in one of the four highest categories assigned to long-term debt or in an equivalent short-term category by S&P and Moody's, which are nationally recognized statistical rating organizations.(9) Although the Rule does not define the phrase "nationally recognized statistical rating organizations," this phrase is used by the FDIC, other bank regulatory agencies and the Securities and Exchange Commission in several regulations. The Securities and Exchange Commission expressly regards S&P and Moody's (the two agencies rating the most senior classes of securities in the Transactions) as nationally recognized


---------------------
(8) 65 Fed. Reg. 49,192 (2000) (codified at 12 C.F.R.ss.360.6(a)(5)).

(9) 65 Fed. Reg. 49,191 (2000) (codified at 12 C.F.R.ss.360.6(a)(4)(i)).

                                     D-2C-7
statistical rating organizations.(10) Although the Rule does not identify particular rating agencies, we believe that a court would hold that S&P and Moody's are nationally recognized statistical rating organizations, either on the basis of the Securities and Exchange Commission's statements or otherwise.

         Furthermore, the Rule is not applicable to the Transactions unless the Sale meets the criteria of a sale under generally accepted accounting principles (other than the "legal isolation" condition)(11) , Key received adequate consideration for the transfer of the Mortgage Loans, and the Transaction documents reflect the intent of Key and the Depositor to treat the Sale as a sale and not as a secured borrowing.(12) The Loan Purchase Agreement reflects the intent of parties to treat the Sale as a sale and not as a secured borrowing, and we have assumed, based on the Key Certificate, that, except for the "legal isolation" condition, the requirements of generally accepted accounting principles for treating the Sale as a sale have been satisfied, and the consideration received by Key at the time of the transfer is adequate.

     OTHER QUALIFICATIONS

         The foregoing opinion is subject to the following qualifications:

         If Key were to become a debtor under the FDIA and the FDIC were to assert that the beneficial interest in and legal title to the Mortgage Loans were part of Key's estate, we express no opinion as to how long the Trust would be denied possession of the Mortgage Loans in Key's possession before the validity of such an assertion could be finally decided. We also express no opinion as to whether, if the FDIC were to assert that the beneficial interest in and legal title to the Mortgage Loans were part of Key's receivership estate, a court would permit Key to use collections of the Mortgage Loans in Key's possession without the consent of the Trustee either before deciding the issue or pending appeal after a decision adverse to the Trust.

         We express no opinion as to the availability or effect of a preliminary injunction, temporary restraining order or other such temporary relief affording delay pending a determination on the merits; by such reservation, however, we do not imply that we have undertaken any analysis to determine whether any such equitable relief would ultimately be available to prevent enforcement of the transaction.

-------------------

(10) See Securities and Exchange Commission, 62 Fed. Reg. 68,018 (1997) (to be codified at 17 C.F.R. pt. 240) and 17 C.F.R.ss.240.15c3-1(c)(2)(vi)(F). See also Government Securities Clearing Corporation, Securities and Exchange Commission, 60 Fed. Reg. 21,014 (1995); Pacific Stock Exchange, Inc., Securities and Exchange Commission, 59 Fed. Reg. 38,998 (1994); and Proposed Rules, Securities and Exchange Commission, 53 Fed. Reg. 44,016 (1988) (to be codified at 17 C.F.R. pt. 230). The Department of Labor and the Federal Reserve System also regard S&P and Moody's as nationally recognized statistical rating organizations. See Prohibited Transaction Exemptions 2000-25, et al., Department of Labor, 65 Fed. Reg. 35,129 (2000); and Proposed Rules, Federal Reserve System, 53 Fed. Reg. 14,812 (1988) (to be codified at 12 C.F.R. pt. 220).

(11) 65 Fed. Reg. 49,191 (2000) (codified at 12 C.F.R.ss.360.6(b)).

(12) 65 Fed. Reg. 49,191 (2000) (codified at 12 C.F.R.ss.360.6(c)).


                                     D-2C-8

         We express no opinion with respect to the power of the FDIC, as receiver or conservator, to disaffirm or repudiate any agreement (including, but not limited to, the Loan Purchase Agreement) to the extent it imposes continuing obligations or duties upon Key in receivership or conservatorship.

         We express no opinion herein as to whether any transfer or obligation is avoidable as a preference or fraudulent transfer.

         The opinions are subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing, and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law).

         We express no opinion as to compliance or the effect of noncompliance by the Trustee with any state or federal laws or regulations applicable to it in connection with the transactions described in the Pooling and Servicing Agreement.

         We express no opinion with respect to the enforceability of any Mortgage Loan or the existence of any claims, rights, defenses, counterclaims or objections in favor of the mortgagor thereon that can be asserted against or are effective against Key, the Depositor, the Trustee or the Certificateholders. We note that unless the mortgagor with respect to a Mortgage Loan has received notice of the assignment thereof (such notice not being contemplated by the Loan Purchase Agreement), bona fide payments made by such mortgagor to Key or a second assignee of such Mortgage Loan shall discharge such mortgagor's obligations to the extent of such payment, and such payment will only be recoverable from Key or, in certain cases, from such second assignee, as the case may be.

         We have assumed that there are no agreements (other than the Agreements) prohibiting, restricting or conditioning the assignment of any portion of the Mortgage Notes.

         We express no opinion as to the ability of the FDIC, as conservator or receiver, to transfer the Loan Purchase Agreement without any approval or consent of the parties, pursuant to 12 U.S.C. ss. 1821(d)(2)(G).

         The foregoing analysis and its conclusions are premised upon, and limited to, the law and the structure of the proposed Transactions in effect as of the date of this letter. We do not assume responsibility for updating this opinion letter as of any date subsequent to the date of this opinion letter, and assume no responsibility for advising you of (i) the discovery subsequent to the date of this opinion letter of factual information not previously known to us pertaining to the events occurring prior to the date of this opinion letter or
(ii) the amendment or repeal of the Rule after the date of this opinion letter. Furthermore, we note that a court's decision regarding matters upon which we opine herein is based on the court's own analysis and interpretation of the factual evidence before the court, and applicable legal principles.

         This opinion is solely for the benefit of the addressees and should not relied on by any other person. It is rendered solely in connection with the Transactions. It may not be quoted, in whole or in part, or otherwise referred to or used by you for any purpose, nor may copies hereof be delivered to any other person (except to parties involved in the Transactions and their counsel as part of the closing set related to the Transactions) without our prior written consent.



                                     D-2C-9

                                            Very truly yours,

                                            POLSINELLI SHALTON & WELTE, P.C.
















                                    D-2C-10

                                  EXHIBIT D-2D

               FORM OF LETTER OF POLSINELLI SHALTON & WELTE, P.C.,

                            PURSUANT TO SECTION 7(IX)

                                November 13, 2001

Credit Suisse First Boston Mortgage             Wells Fargo Bank Minnesota, N.A.
   Securities Corp.                             45 Broadway, 12th Floor
11 Madison Avenue                               New York, New York  10006
New York, New York  10010

Credit Suisse First Boston Corporation          McDonald Investments Inc.
11 Madison Avenue                               800 Superior Avenue
New York, New York  10010                       Cleveland, Ohio  44114

Lehman Brothers                                 Moody's Investors Service, Inc.
101 Hudson                                      99 Church Street
Jersey City, New Jersey  07302                  New York, New York 10007

Standard & Poor's Rating Services
55 Water Street
New York, New York 10041-0003


     Re: Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2001-CKN5

Ladies and Gentlemen:

         We have acted as special counsel to KeyBank National Association ("KEY") in connection with the sale by Key, and the purchase by Credit Suisse First Boston Mortgage Securities Corp. (the "DEPOSITOR"), of certain multifamily and commercial mortgage loans (the "KEY LOANS") pursuant to that certain Mortgage Loan Purchase Agreement ("MORTGAGE LOAN PURCHASE AGREEMENT") dated as of November 1, 2001, between Key as Seller and the Depositor as Purchaser, and further in connection with the preparation and review of the sections of the Prospectus Supplement dated November 1, 2001 ("PROSPECTUS SUPPLEMENT") to the Depositor's Prospectus dated October 22, 2001 ("BASE PROSPECTUS"; and together with the Prospectus Supplement, the "PROSPECTUS") titled "Summary of Prospectus Supplement--Relevant Parties/Entities", "Summary of Prospectus Supplement--Significant Dates and Periods", "Summary of Prospectus Supplement--The Underlying Mortgage Loans", "Risk Factors--Risks Related to the Underlying Mortgage Loans", and "Description of the Underlying Mortgage Loans" (collectively, the "PROSPECTUS SUPPLEMENT--SPECIFIED SECTIONS"), and further in connection with the preparation and review of the sections of the Confidential Offering Circular dated November 1, 2001 (the "CONFIDENTIAL OFFERING CIRCULAR") titled "Summary--Relevant

                                     D-2D-1

Parties", "Summary--Significant Dates and Periods", "Summary--The Mortgage Loans" (the "CONFIDENTIAL OFFERING CIRCULAR--SPECIFIED SECTIONS"). Capitalized terms not otherwise defined herein are defined as set forth in the Mortgage Loan Purchase Agreement.

         The purpose of our professional engagement was to advise with respect to legal matters and not to determine or verify facts. Many of the determinations involved in the preparation of the Prospectus Supplement and the Confidential Offering Circular were factual. We have not independently verified, do not make any representation as to, and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus Supplement or the Confidential Offering Circular.

         In connection with the delivery of this letter, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the Prospectus, the Confidential Offering Circular, the Mortgage Loan Purchase Agreement, and other such documents and records as we have deemed relevant or necessary as the basis for the views expressed in this letter, solely with respect to the information contained therein relating to the Key Loans. We have obtained such certificates from and made such inquiries of officers and other representatives of Key as we have deemed relevant or necessary as the basis of the views expressed in this letter. We have relied upon and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the views expressed in this letter are based.

         We have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Mortgage Loan Purchase Agreement and underlying the assumptions set forth below or that are otherwise factually relevant to the opinions expressed in this letter, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures (except for the signatures of officers of Key) and the authenticity of all documents submitted to us as originals, (iv) the conformity to the originals of all documents submitted to us as certified, conformed or photostatic copies, (v) the due authorization by all necessary action, and the due execution and delivery, of the Mortgage Loan Purchase Agreement by the parties thereto and the constitution of the Mortgage Loan Purchase Agreement as the legal, valid and binding obligations of each party thereto, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, and similar laws relating to or affecting the enforceability of creditors' rights generally, the effect of general equitable principals (in equity or at law), and the availability of equitable remedies, (vi) the compliance with the relevant provisions of the Mortgage Loan Purchase Agreement by the parties thereto, (vii) the conformity, to the requirements of the Mortgage Loan Purchase Agreement, of the Mortgage Loan Documents delivered to the Depositor by Key, (viii) the absence of any agreement that supplements or otherwise modifies the agreements expressed in the Mortgage Loan Purchase Agreement, and (ix) the conformity of the text of each document filed with the Securities Exchange Commission through the EDGAR system to the printed documents reviewed by us. In rendering this letter, we do not express any view concerning the laws of any jurisdiction other than the federal laws of the United States of America.

         In the course of acting as special counsel to Key we have responded to inquiries from time to time by Key's closing coordinators, reviewed securitization questionnaires, title insurance commitments and surveys and prepared most of the loan documents for a majority of the Key Loans. In connection with the preparation of the Prospectus Supplement--Specified Sections and the Confidential Offering Circular--Specified Sections, we met in conferences and participated in telephone

                                     D-2D-2
conversations with officers and employees of Key and counsel, officers and other representatives of the Depositor, Credit Suisse First Boston Corporation, Lehman Brothers, McDonald Investments Inc., Column Financial, Inc., National Consumer Cooperative Bank and NCB Capital Corporation, during which conferences and telephone conversations the contents of the Prospectus Supplement--Specified Sections and the Confidential Offering Circular--Specified Sections were discussed. We have not independently undertaken any procedures that were intended or likely to elicit information concerning the accuracy, completeness or fairness of the statements made in the Prospectus or the Confidential Offering Circular.

         On the basis of the foregoing and subject to the limitations set forth herein, nothing has come to our attention to cause us to believe that either the Prospectus Supplement--Specified Sections or the Confidential Offering Circular--Specified Sections, as of their respective dates or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we have not been requested to and we do not make any comment in this paragraph with respect to (i) financial statements, schedules or other accounting, financial, or statistical data or other information of that nature contained in or omitted from the Prospectus Supplement--Specified Sections or the Confidential Offering Circular--Specified Sections, or (ii) information contained in the computer diskette or the CD-ROM accompanying the Prospectus Supplement which we assume, but have not verified, does not vary from and is not different in any way from the information contained in the Prospectus Supplement). In that connection, we advise you that, as to any facts material to the opinions expressed herein that we have not independently established or verified, we have relied upon statements and representations of officers and other representatives of Key and its affiliates. In addition, in that connection we call to your attention that, with your knowledge and consent, we have not (except as described above) examined or otherwise reviewed any of the Mortgage Files in connection with the transactions contemplated by the Mortgage Loan Purchase Agreement (the "TRANSACTIONS"), any particular documents contained in such files or any other documents with respect to the Key Loans.

         We note that investors in the certificates marketed and sold pursuant to the Confidential Offering Circular (the "PRIVATE CERTIFICATES") typically conduct due diligence on their own behalf, including review and analysis of the Key Loans and related information to a greater degree than we have done in the course of our representation of Key. Consequently, they have been and/or may be provided information regarding the Key Loans that we have not reviewed, and had we reviewed such information something may have come to our attention that would have lead us to believe that the Confidential Offering Circular at the date thereof or at the date of this letter contained or contains an untrue statement of material fact or that otherwise would have been material in connection with evaluating an investment in the Private Certificates.

         Whenever a statement herein is qualified by the phrase "come to our attention," it is intended to indicate that, during the course of our representation of Key, no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of those attorneys currently in this firm who have been actively involved in representing Key in connection with the Transactions or in connection with the origination of any of the Key Loans being sold as part of the Transactions. However, we have not undertaken any independent investigation to determine the accuracy of any such statement, and any limited inquiry undertaken by us during the preparation of this letter should not be regarded as such an investigation; no inference as to our knowledge of any matters

                                     D-2D-3
bearing on the accuracy of any such statement should be drawn from the fact of our representation of Key.

         This letter is solely for the benefit of the addressees and may not be relied upon or used by, circulated, filed with any governmental authority or other regulatory agency, quoted or referred to, nor may copies hereof be delivered to, any other person (except to the parties involved in the Transactions and their respective counsel as part of the closing set related to the Transactions) without our prior written approval. We disclaim any obligation to update this letter for events occurring or coming to our attention after the date hereof, notwithstanding that such changes may affect the views or beliefs expressed in this letter.

                                            Very truly yours,

                                            POLSINELLI SHALTON & WELTE, P.C.




                                     D-2D-4